UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2021

Date of reporting period:	August 1, 2020 — July 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Ultra Short Duration Income Fund

Annual report
7 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSDTX

Putnam Ultra
Short Duration
Income Fund

Annual report
7 | 31 | 21

Message from the Trustees

September 10, 2021

Dear Fellow Shareholder:

Through the summer months of 2021, financial markets continued to rise. Stocks were powered by new highs in corporate earnings, and bonds appreciated despite an uptick in inflation. Experts at Putnam believe inflation will likely be temporary, caused by an uneven recovery from the Covid-19 pandemic.

Even as the economy returns to a more normal trajectory, the evolving pandemic remains a justifiable concern. During these unsettled times, well-managed companies have tried to be flexible and resilient, adapting to conditions while focusing on their goals.

Putnam’s research teams also remain focused on their objectives. They analyze and debate how businesses are adjusting to these challenges as they work to identify investment opportunities for our portfolios. We believe this active approach is well-suited to this time.

Thank you for investing with Putnam.

Putnam Ultra Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

2 Ultra Short Duration Income Fund

A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Investors should be aware of the differences between Putnam Ultra Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Ultra Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Ultra Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund’s fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

Ultra Short Duration Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See below and pages 9–12 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/21. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on page 17.

All Bloomberg indices provided by Bloomberg Index Services Limited.

4 Ultra Short Duration Income Fund

How were market conditions during the 12-month reporting period?

Global financial markets proved to be surprisingly resilient during the fiscal 12-month period. Key equity market indexes advanced, driven by a broader rollout of vaccines, fiscal stimulus, low interest rates, and a pick-up in economic activity. Growth in the United States is being fueled largely by federal funding, including President Biden’s multitrillion dollar spending packages, and consumer spending, in our opinion. However, fixed-income securities, stocks, and other risky assets came under pressure periodically due to concerns that rising inflation and a speedy economic recovery could prompt central bankers to pare back easy monetary policies. In July, Covid-19 cases and hospitalizations began to rise, spurred by the Delta variant and some vaccine resistance. Worries about growth and mobility restrictions have resurfaced in financial markets.

In July, the Federal Reserve voted to leave its benchmark interest rate near zero and to continue the government-backed bond purchases. However, Fed officials have started to discuss when and how to start reducing, or tapering, the bond-buying program. The central

Ultra Short Duration Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 7/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date and settlement-date transactions.

bank has said it wants to first see “substantial further progress” toward its goals of maximum employment and stable inflation. The yield on the 10-year Treasury note, which helps set borrowing costs on everything from mortgages to corporate debt, rose to 1.24% at period-end from 0.55% at the end of July 2020. The yield on the 2-year Treasury note advanced to 0.19% from 0.11%.

How did the fund perform? What were the drivers of performance during the period?

The fund outperformed its benchmark, the ICE BofA U.S. Treasury Bill Index, during the period. The fund returned 0.36% versus 0.08% for the benchmark index for the 12 months ended July 31, 2021.

Corporate credit was the largest contributor to the fund’s relative performance over the one-year period. Generally, the fund is primarily invested in investment-grade corporate bonds and commercial paper [CP], so corporate spread movements tend to have the largest impact on the fund’s performance. Spreads tightened on the Bloomberg 1–3 Year U.S. Corporate Bond Index by approximately 27 basis points over the past year. Issuer selection within the financials sector, which is the largest sector allocation within the fund, was particularly strong, especially within high-quality bank issuers. To a lesser extent, the fund’s smaller allocation to the industrials sector contributed as well.

Additionally, the fund’s allocation to securitized sectors, including non-agency residential mortgage-backed securities [RMBS] and asset-backed securities [ABS], contributed to performance. The portfolio management team continues to focus allocations in this area to highly rated securities that are senior in the capital structure. We believe this approach provides diversification benefits to our corporate exposure.

6 Ultra Short Duration Income Fund

What is your near-term outlook for fixed-income markets?

We believe the environment for risk assets remains generally supportive. Growth in the United States will be robust, particularly in the second half of 2021, fueled by the lifting of pandemic-related restrictions, pent-up consumer demand, and widespread vaccinations, in our opinion. We are also anticipating further strength in corporate earnings growth. Given expectations for sturdier growth, we believe U.S. Treasury yields could rise further this year. That said, we think the trend toward higher rates will be gradual, as bond investors adjust their growth and inflation outlooks, leading to periods of market volatility.

Near-term inflation expectations are significantly higher than they were prior to the pandemic. While it is possible that higher-than-expected inflation could unnerve policymakers and investors, we think the Fed will view any near-term uptick in domestic inflation as transitory. We believe the Fed will maintain its accommodative policy over the short term as it seeks broader and more inclusive employment gains. While the past year has been a challenging environment for investors focused at the short end of the curve, we believe the Fed’s recent actions are a first step toward unwinding the pandemic-driven liquidity, which in turn may create attractive opportunities.

What are the fund’s strategies going forward?

From a strategy perspective, the portfolio management team is continuing to take a more

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/21. A bond rated BBB or higher (A-3/SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash and derivatives and may show a negative market value as a result of the timing of trade versus settlement date transactions. The fund itself has not been rated by an independent rating agency.

Ultra Short Duration Income Fund 7

conservative approach, as valuations remain less attractive on the heels of historically tight spreads, in our opinion. In terms of rates, we continue to believe the Fed will tighten policy earlier than market expectations, and we are beginning to see this play out. Within the fund, we have been positioning the portfolio based on this view. We have been shortening the duration of the fund by selling fixed-rate corporates and swapping into floating-rate instruments, specifically investment-grade corporate bonds that have a floating-rate coupon. Typically, when we see the Fed change course, short-term rates trend higher in anticipation of an eventual rate hike. Therefore, we believe owning securities with floating-rate coupons allows the fund to participate in a higher rate environment in the future as floating-rate coupons reset.

Within securitized sectors, we are finding opportunities in high-quality assets, including AAA-rated credit card and prime auto ABS. Although we limit the fund’s allocation to securitized sectors to approximately 10% of the portfolio, this smaller position has provided diversification benefits for the fund, in our opinion. We are also keeping a balance of short-maturity commercial paper for liquidity. CP yields remain low; however, issuers have started to return to the CP market, which may present opportunities going forward.

We continue to structure the portfolio with a barbell approach, emphasizing positions at separate points on the yield curve: lower-tier investment-grade securities [BBB or equivalent] maturing in one year or less and upper-tier investment-grade securities [A or AA rated] maturing in a range of 1 to 3.5 years. Despite ongoing changes in the market environment, preservation remains one of the primary objectives of the fund.

Thank you, Joanne, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Ultra Short Duration Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class N, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/21

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (10/17/11)
Net asset value	11.15%	1.09%	7.91%	1.53%	4.98%	1.63%	0.36%
Class B (10/17/11)
Net asset value	7.69	0.76	5.95	1.16	3.79	1.25	0.02
Class C (10/17/11)
Net asset value	7.69	0.76	5.95	1.16	3.79	1.25	0.02
Class N (11/1/18)
Before sales charge	9.69	0.95	7.22	1.40	4.61	1.51	0.21
After sales charge	8.05	0.79	5.61	1.10	3.04	1.00	–1.29
Class R (10/17/11)
Net asset value	6.98	0.69	5.95	1.16	3.79	1.25	0.02
Class R6 (7/2/12)
Net asset value	12.51	1.21	8.60	1.66	5.42	1.78	0.57
Class Y (10/17/11)
Net asset value	12.34	1.20	8.44	1.63	5.29	1.73	0.46

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class A, B, C, R, R6, and Y share classes do not carry an initial sales charge or a contingent deferred sales charge. After-sales-charge returns for class N shares reflect the deduction of the maximum 1.50% sales charge, levied at the time of purchase. Performance for class N shares prior to its inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge and the higher operating expenses of class N shares. Performance for class R6 shares prior to its inception is derived from the historical performance of class Y shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Ultra Short Duration Income Fund 9

Comparative index returns For periods ended 7/31/21

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
ICE BofA U.S.
Treasury Bill Index	6.71%	0.67%	6.08%	1.19%	4.09%	1.34%	0.08%

Index results should be compared with fund performance at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B, C, N, R, R6, and Y shares would have been valued at $10,769, $10,769, $10,969 ($10,805 after sales charge), $10,698, $11,251, and $11,234, respectively.

10 Ultra Short Duration Income Fund

Fund price and distribution information For the 12-month period ended 7/31/21

Distributions	Class A	Class B	Class C	Class N		Class R	Class R6	Class Y
Number	12	12	12	12		12	12	12
Income	$0.036649	$0.001963	$0.001941	$0.021457		$0.001946	$0.047802	$0.046757
Capital gains	—	—	—	—		—	—	—
Total	$0.036649	$0.001963	$0.001941	$0.021457		$0.001946	$0.047802	$0.046757
	Net	Net	Net	Before	After	Net	Net	Net
	asset	asset	asset	sales	sales	asset	asset	asset
Share value	value	value	value	charge	charge	value	value	value
7/31/20	$10.08	$10.07	$10.07	$10.07	$10.22	$10.07	$10.09	$10.09
7/31/21	10.08	10.07	10.07	10.07	10.22	10.07	10.10	10.09
	Net	Net	Net	Before	After	Net	Net	Net
Current rate	asset	asset	asset	sales	sales	asset	asset	asset
(end of period)	value	value	value	charge	charge	value	value	value
Current dividend rate[1]	0.26%	0.01%	0.01%	0.11%	0.11%	0.01%	0.37%	0.36%
Current 30-day
SEC yield (with
expense limitation)[2,3]	0.07	–0.18	–0.18	N/A	–0.08	–0.18	0.18	0.17
Current 30-day
SEC yield (without
expense limitation)[3]	0.02	–0.37	–0.37	N/A	–0.12	–0.37	0.13	0.12

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class N shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.50% for class N shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For the period, the fund had an expense limitation, without which the yield would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Ultra Short Duration Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/21

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (10/17/11)
Net asset value	11.13%	1.09%	8.07%	1.56%	5.15%	1.69%	0.49%
Class B (10/17/11)
Net asset value	7.66	0.76	5.98	1.17	3.94	1.30	0.13
Class C (10/17/11)
Net asset value	7.66	0.76	5.98	1.17	3.94	1.30	0.13
Class N (11/1/18)
Before sales charge	9.68	0.96	7.38	1.43	4.78	1.57	0.34
After sales charge	8.04	0.80	5.77	1.13	3.21	1.06	–1.16
Class R (10/17/11)
Net asset value	6.98	0.70	5.98	1.17	3.94	1.30	0.13
Class R6 (7/2/12)
Net asset value	12.47	1.22	8.65	1.67	5.59	1.83	0.60
Class Y (10/17/11)
Net asset value	12.41	1.21	8.71	1.68	5.56	1.82	0.69

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

12 Ultra Short Duration Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class N	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 7/31/20*#	0.40%	0.80%	0.80%	0.55%	0.80%	0.29%	0.30%
Total annual operating expenses for the
fiscal year ended 7/31/20#	0.47%	0.87%	0.87%	0.62%	0.87%	0.36%	0.37%
Annualized expense ratio for the
six-month period ended 7/31/21†	0.40%	0.78%‡	0.78%‡	0.55%	0.77%‡	0.29%	0.30%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/21.

# Restated to reflect current fees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Reflects a voluntary waiver of certain fund expenses.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/21 to 7/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class N	Class R	Class R6	Class Y
Expenses paid per $1,000 †	$1.98	$3.87	$3.87	$2.73	$3.82	$1.44	$1.49
Ending value (after expenses)	$1,000.60	$999.10	$999.10	$999.80	$999.10	$1,001.10	$1,001.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Ultra Short Duration Income Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/21, use the following calculation method. To find the value of your investment on 2/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class N	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$2.01	$3.91	$3.91	$2.76	$3.86	$1.45	$1.51
Ending value (after expenses)	$1,022.81	$1,020.93	$1,020.93	$1,022.07	$1,020.98	$1,023.36	$1,023.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

14 Ultra Short Duration Income Fund

Consider these risks before investing

Putnam Ultra Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Ultra Short Duration Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of the class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.50% maximum sales charge for class N shares.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class N shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge). There is a 1.50% maximum sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

16 Ultra Short Duration Income Fund

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. 1–3 Year Corporate Bond Index is an unmanaged index of U.S. investment-grade corporate debt with a remaining term to maturity of less than three years.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Ultra Short Duration Income Fund 17

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2021, Putnam employees had approximately $569,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

18 Ultra Short Duration Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Ultra Short Duration Income Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current

20 Ultra Short Duration Income Fund

fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses).

These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least November 30, 2022. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.24% of its average net assets through at least November 30, 2022. During its fiscal year ending in 2020, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

Ultra Short Duration Income Fund 21

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes

22 Ultra Short Duration Income Fund

and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2020. Your fund’s class A shares’ return, net of fees and expenses, was positive and exceeded the return of its benchmark over the one-year, three-year and five-year periods ended December 31, 2020. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Ultra Short Duration Income Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Ultra Short Duration Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Ultra Short Duration Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Ultra Short Duration Income Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2019 and the financial highlights for each of the periods ended on or prior to July 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 10, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Ultra Short Duration Income Fund 25

The fund’s portfolio 7/31/21

CORPORATE BONDS AND NOTES (53.2%)*	Principal amount	Value
Banking (28.0%)
ABN AMRO Bank NV 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.57%), 0.709%, 8/27/21 (Netherlands)	$77,000,000	$77,027,866
Australia & New Zealand Banking Group, Ltd. 144A sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.87%), 1.02%, 11/23/21 (Australia)	3,000,000	3,007,806
Australia & New Zealand Banking Group, Ltd. 144A sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.49%), 0.639%, 11/21/22 (Australia)	24,180,000	24,329,438
Banco Bilbao Vizcaya Argentaria SA sr. unsec. unsub. notes 0.875%, 9/18/23 (Spain)	28,200,000	28,343,233
Banco Santander SA sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.56%), 1.679%, 4/11/22 (Spain)	19,870,000	20,053,003
Banco Santander SA sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.09%), 1.24%, 2/23/23 (Spain)	8,200,000	8,302,093
Banco Santander SA sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.12%), 1.239%, 4/12/23 (Spain)	36,610,000	37,117,804
Banco Santander SA sr. unsec. unsub. notes 3.50%, 4/11/22 (Spain)	25,349,000	25,908,575
Bank of America Corp. sr. unsec. FRN Ser. GMTN, (BBA LIBOR USD 3 Month + 0.96%), 1.098%, 7/23/24	11,340,000	11,503,520
Bank of America Corp. sr. unsec. FRN Ser. MTN, (Bloomberg 3 Month Short Term Bank Yield Index + 0.43%), 0.536%, 5/28/24	71,000,000	71,071,000
Bank of America Corp. sr. unsec. unsub. FRN 3.004%, 12/20/23	16,679,000	17,265,167
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR USD 3 Month + 1.16%), 1.294%, 1/20/23	18,815,000	18,909,471
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.79%), 0.921%, 3/5/24	62,949,000	63,500,902
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.79%), 0.929%, 8/27/21 (Canada)	7,500,000	7,504,171
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.57%), 0.716%, 3/26/22 (Canada)	57,966,000	58,187,591
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, (Secured Overnight Funding Rate + 0.32%), 0.372%, 7/9/24 (Canada)	37,695,000	37,728,549
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, (Secured Overnight Funding Rate + 0.27%), 0.32%, 4/14/23 (Canada)	28,038,000	28,095,758
Banque Federative du Credit Mutuel SA 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.96%), 1.094%, 7/20/23 (France)	7,635,000	7,761,718
Banque Federative du Credit Mutuel SA 144A sr. unsec. notes 2.125%, 11/21/22 (France)	22,009,000	22,532,113
Banque Federative du Credit Mutuel SA 144A sr. unsec. notes 0.65%, 2/27/24 (France)	35,500,000	35,509,477
Barclays PLC sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.43%), 1.586%, 2/15/23 (United Kingdom)	9,500,000	9,561,559
Barclays PLC sr. unsec. unsub. FRN 4.61%, 2/15/23 (United Kingdom)	63,388,000	64,795,505

26 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (53.2%)* cont.	Principal amount	Value
Banking cont.
Barclays PLC sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.63%), 1.744%, 1/10/23 (United Kingdom)	$42,803,000	$43,069,206
Barclays PLC sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.38%), 1.536%, 5/16/24 (United Kingdom)	15,271,000	15,538,287
Barclays PLC sr. unsec. unsub. notes 3.20%, 8/10/21 (United Kingdom)	49,385,000	49,413,033
BBVA USA sr. unsec. notes Ser. BKNT, 2.875%, 6/29/22	8,545,000	8,732,793
BNP Paribas SA 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.39%), 0.56%, 8/7/21 (France)	7,526,000	7,526,376
BNP Paribas SA 144A sr. unsec. notes 2.95%, 5/23/22 (France)	21,815,000	22,278,366
BPCE SA 144A company guaranty sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.22%), 1.37%, 5/22/22 (France)	8,035,000	8,100,271
BPCE SA 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.24%), 1.359%, 9/12/23 (France)	61,337,000	62,579,197
BPCE SA 144A sr. unsec. FRN (Secured Overnight Funding Rate + 0.44%), 0.477%, 2/17/22 (France)	46,500,000	46,567,026
BPCE SA 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.30%), 0.433%, 1/14/22 (France)	26,050,000	26,085,194
Canadian Imperial Bank of Commerce sr. unsec. unsub. FRN (Secured Overnight Funding Rate + 0.80%), 0.85%, 3/17/23 (Canada)	62,781,000	63,407,554
Canadian Imperial Bank of Commerce sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.72%), 0.838%, 6/16/22 (Canada)	6,300,000	6,336,947
Canadian Imperial Bank of Commerce sr. unsec. unsub. FRN (Secured Overnight Funding Rate + 0.34%), 0.389%, 6/22/23 (Canada)	47,455,000	47,491,066
Canadian Imperial Bank of Commerce sr. unsec. unsub. FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 0.66%), 0.779%, 9/13/23 (Canada)	20,445,000	20,686,409
Capital One Bank USA NA sr. unsec. FRN 2.014%, 1/27/23	19,127,000	19,280,984
Capital One NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 1.15%), 1.279%, 1/30/23	8,310,000	8,351,171
Capital One NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 0.82%), 0.982%, 8/8/22	9,900,000	9,965,839
Citigroup, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.43%), 1.565%, 9/1/23	23,996,000	24,305,283
Citigroup, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.02%), 1.158%, 6/1/24	69,168,000	70,144,147
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.19%), 1.366%, 8/2/21	28,093,000	28,093,000
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.07%), 1.198%, 12/8/21	32,745,000	32,837,691
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.96%), 1.085%, 4/25/22	28,085,000	28,247,742
Citizens Bank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 0.95%), 1.096%, 3/29/23	8,675,000	8,776,047
Citizens Bank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 0.81%), 0.951%, 5/26/22	9,960,000	10,021,090

Ultra Short Duration Income Fund 27

CORPORATE BONDS AND NOTES (53.2%)* cont.	Principal amount	Value
Banking cont.
Citizens Bank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 0.72%), 0.874%, 2/14/22	$43,000,000	$43,133,215
Cooperatieve Rabobank UA sr. unsec. FRN (Secured Overnight Funding Rate + 0.30%), 0.35%, 1/12/24 (Netherlands)	46,000,000	46,079,459
Cooperatieve Rabobank UA 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.86%), 1.006%, 9/26/23 (Netherlands)	27,341,000	27,716,485
Cooperative Rabobank UA sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.83%), 0.949%, 1/10/22 (Netherlands)	29,100,000	29,206,755
Credit Agricole SA/London 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.02%), 1.145%, 4/24/23 (United Kingdom)	65,372,000	66,293,009
Credit Agricole SA/London 144A sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.43%), 1.549%, 1/10/22 (United Kingdom)	10,818,000	10,882,785
Credit Suisse AG/New York, NY sr. unsec. FRN (Secured Overnight Funding Rate + 0.45%), 0.48%, 2/4/22	51,815,000	51,889,211
Credit Suisse Group AG sr. unsec. FRN (Secured Overnight Funding Rate + 0.39%), 0.44%, 2/2/24	33,500,000	33,488,208
Danske Bank A/S 144A sr. unsec. notes 5.00%, 1/12/22 (Denmark)	9,641,000	9,826,984
DNB Bank ASA 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.62%), 0.751%, 12/2/22 (Norway)	46,725,000	47,037,311
Federation des Caisses Desjardins du Quebec 144A sr. unsec. FRN (Secured Overnight Funding Rate + 0.43%), 0.469%, 5/21/24 (Canada)	41,990,000	42,049,206
ING Bank NV 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.88%), 1.036%, 8/15/21 (Netherlands)	31,679,000	31,689,251
ING Groep NV sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.00%), 1.146%, 10/2/23 (Netherlands)	68,129,000	69,260,351
ING Groep NV sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.15%), 1.296%, 3/29/22 (Netherlands)	34,003,000	34,255,914
ING Groep NV sr. unsec. unsub. notes 3.15%, 3/29/22 (Netherlands)	3,337,000	3,401,435
JPMorgan Chase & Co. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.00%), 1.126%, 1/15/23	13,000,000	13,054,782
JPMorgan Chase & Co. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.89%), 1.028%, 7/23/24	28,880,000	29,281,089
JPMorgan Chase & Co. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.90%), 1.025%, 4/25/23	10,291,000	10,367,069
JPMorgan Chase & Co. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.73%), 0.868%, 4/23/24	60,212,000	60,750,871
JPMorgan Chase & Co. sr. unsec. unsub. FRN (Secured Overnight Funding Rate + 0.58%), 0.629%, 3/16/24	13,994,000	14,084,453
JPMorgan Chase & Co. sr. unsec. unsub. FRN 2.776%, 4/25/23	11,870,000	12,081,289
JPMorgan Chase & Co. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.23%), 1.355%, 10/24/23	52,951,000	53,657,338
KeyBank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 0.81%), 0.96%, 11/22/21	9,905,000	9,929,797

28 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (53.2%)* cont.	Principal amount	Value
Banking cont.
KeyBank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 0.66%), 0.786%, 2/1/22	$40,000,000	$40,130,002
KeyBank NA sr. unsec. FRN Ser. BKNT, 0.423%, 1/3/24	28,250,000	28,282,088
KeyBank NA sr. unsec. FRN Ser. BKNT, (Secured Overnight Funding Rate + 0.34%), 0.39%, 1/3/24	54,980,000	55,046,599
KeyBank NA sr. unsec. FRN Ser. BKNT, (Secured Overnight Funding Rate + 0.32%), 0.37%, 6/14/24	27,540,000	27,602,722
Lloyds Banking Group PLC sr. unsec. FRN 1.326%, 6/15/23 (United Kingdom)	44,200,000	44,529,507
Lloyds Banking Group PLC sr. unsec. unsub. FRN 2.858%, 3/17/23 (United Kingdom)	30,389,000	30,855,865
Lloyds Banking Group PLC sr. unsec. unsub. FRN 0.695%, 5/11/24 (United Kingdom)	37,392,000	37,535,303
Mitsubishi UFJ Financial Group, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.86%), 0.985%, 7/26/23 (Japan)	16,000,000	16,204,471
Mitsubishi UFJ Financial Group, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.74%), 0.871%, 3/2/23 (Japan)	16,300,000	16,445,205
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.06%), 1.179%, 9/13/21 (Japan)	53,980,000	54,043,153
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.92%), 1.07%, 2/22/22 (Japan)	23,818,000	23,931,711
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.79%), 0.915%, 7/25/22 (Japan)	20,138,000	20,273,741
Mizuho Financial Group, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.99%), 1.109%, 7/10/24 (Japan)	17,800,000	18,076,206
Mizuho Financial Group, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.94%), 1.075%, 2/28/22 (Japan)	45,569,000	45,798,614
Mizuho Financial Group, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.14%), 1.259%, 9/13/21 (Japan)	60,305,000	60,379,132
Mizuho Financial Group, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.88%), 1.005%, 9/11/22 (Japan)	52,440,000	52,896,737
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.71%), 0.886%, 11/4/21 (Australia)	27,500,000	27,547,318
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.58%), 0.715%, 9/20/21 (Australia)	28,200,000	28,218,089
National Australia Bank, Ltd. 144A sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.41%), 0.529%, 12/13/22 (Australia)	36,650,000	36,833,243
National Bank of Canada company guaranty sr. unsec. FRN 0.90%, 8/15/23 (Canada)	48,000,000	48,220,808
Nationwide Building Society sr. unsec. FRN 3.622%, 4/26/23 (United Kingdom)	68,804,000	70,398,091

Ultra Short Duration Income Fund 29

CORPORATE BONDS AND NOTES (53.2%)* cont.	Principal amount	Value
Banking cont.
NatWest Group PLC sr. unsec. unsub. FRN 3.498%, 5/15/23 (United Kingdom)	$56,615,000	$57,947,454
NatWest Group PLC sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.55%), 1.697%, 6/25/24 (United Kingdom)	25,070,000	25,614,479
NatWest Group PLC sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.47%), 1.626%, 5/15/23 (United Kingdom)	76,404,000	77,149,237
Nordea Bank ABP 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.94%), 1.075%, 8/30/23 (Finland)	3,187,000	3,234,079
PNC Bank NA sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.43%), 0.553%, 12/9/22	48,700,000	48,767,467
PNC Bank NA sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.33%), 0.475%, 2/24/23	46,065,000	46,132,093
Royal Bank of Canada sr. unsec. FRN Ser. GMTN, (BBA LIBOR USD 3 Month + 0.36%), 0.494%, 1/17/23 (Canada)	42,500,000	42,682,944
Royal Bank of Canada sr. unsec. unsub. FRN (Secured Overnight Funding Rate + 0.36%), 0.41%, 7/29/24 (Canada)	37,500,000	37,565,550
Royal Bank of Canada sr. unsec. unsub. FRN Ser. GMTN, (BBA LIBOR USD 3 Month + 0.47%), 0.60%, 4/29/22 (Canada)	18,200,000	18,256,970
Royal Bank of Canada sr. unsec. unsub. FRN Ser. MTN, (Secured Overnight Funding Rate + 0.45%), 0.50%, 10/26/23 (Canada)	27,919,000	28,139,281
Royal Bank of Canada sr. unsec. unsub. notes (Secured Overnight Funding Rate + 0.40%), 0.43%, 8/5/22 (Canada)	27,800,000	27,870,709
Santander Holdings USA, Inc. sr. unsec. notes 4.45%, 12/3/21	23,191,000	23,423,424
Santander UK Group Holdings PLC company guaranty sr. unsec. unsub. notes 2.875%, 8/5/21 (United Kingdom)	29,043,000	29,047,061
Skandinaviska Enskilda Banken AB 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.65%), 0.764%, 12/12/22 (Sweden)	20,000,000	20,150,763
Skandinaviska Enskilda Banken AB 144A sr. unsec. notes 0.55%, 9/1/23 (Sweden)	23,478,000	23,527,562
Skandinaviska Enskilda Banken AB 144A sr. unsec. notes (BBA LIBOR USD 3 Month + 0.32%), 0.455%, 9/1/23 (Sweden)	47,957,000	48,080,975
Standard Chartered PLC 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.20%), 1.328%, 9/10/22 (United Kingdom)	66,750,000	66,820,860
Sumitomo Mitsui Financial Group, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.80%), 0.926%, 10/16/23 (Japan)	21,997,000	22,281,354
Sumitomo Mitsui Financial Group, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.14%), 1.274%, 10/19/21 (Japan)	33,620,000	33,700,921

30 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (53.2%)* cont.	Principal amount	Value
Banking cont.
Sumitomo Mitsui Financial Group, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.97%), 1.089%, 1/11/22 (Japan)	$25,439,000	$25,539,608
Sumitomo Mitsui Financial Group, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.78%), 0.899%, 7/12/22 (Japan)	10,614,000	10,674,142
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	47,459,000	47,817,033
SunTrust Bank sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 0.59%), 0.766%, 8/2/22	2,527,000	2,527,000
SunTrust Bank sr. unsec. unsub. FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 0.59%), 0.746%, 5/17/22	36,600,000	36,757,402
Svenska Handelsbanken AB 144A sr. unsec. notes 0.625%, 6/30/23 (Sweden)	17,000,000	17,106,346
Swedbank AB 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.70%), 0.819%, 3/14/22 (Sweden)	9,300,000	9,332,736
Swedbank AB 144A sr. unsec. notes 1.30%, 6/2/23 (Sweden)	19,500,000	19,800,710
Swedbank AB 144A sr. unsec. notes 0.60%, 9/25/23 (Sweden)	9,653,000	9,669,989
Synovus Bank sr. unsec. FRN 2.289%, 2/10/23	13,485,000	13,581,337
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN Ser. MTN, (Secured Overnight Funding Rate + 0.48%), 0.53%, 1/27/23 (Canada)	57,295,000	57,570,081
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.35%), 0.488%, 7/22/22 (Canada)	42,000,000	41,951,070
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 0.45%, 9/11/23 (Canada)	11,127,000	11,142,282
Truist Bank sr. unsec. FRN Ser. BKNT, (Secured Overnight Funding Rate + 0.73%), 0.776%, 3/9/23	38,890,000	39,178,696
Truist Financial Corp. sr. unsec. unsub. FRB Ser. MTN, (BBA LIBOR USD 3 Month + 0.65%), 0.795%, 4/1/22	26,180,000	26,272,236
U.S. Bank NA sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.40%), 0.523%, 12/9/22	47,500,000	47,745,195
U.S. Bank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 0.44%), 0.59%, 5/23/22	47,990,000	48,143,924
U.S. Bank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 0.38%), 0.536%, 11/16/21	7,210,000	7,216,167
UBS AG/London 144A sr. unsec. FRN (Secured Overnight Funding Rate + 0.36%), 0.391%, 2/9/24 (United Kingdom)	47,500,000	47,626,635
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22 (United Kingdom)	9,355,000	9,447,878
UniCredit SpA 144A sr. unsec. notes 6.572%, 1/14/22 (Italy)	28,670,000	29,402,837
UniCredit SpA 144A sr. unsec. unsub. notes 3.75%, 4/12/22 (Italy)	68,691,000	70,147,724
US Bancorp sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.64%), 0.765%, 1/24/22	13,507,000	13,540,818
Wells Fargo & Co. sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.23%), 1.359%, 10/31/23	53,206,000	53,903,193

Ultra Short Duration Income Fund 31

CORPORATE BONDS AND NOTES (53.2%)* cont.	Principal amount	Value
Banking cont.
Wells Fargo & Co. sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.11%), 1.235%, 1/24/23	$25,159,000	$25,283,635
Wells Fargo & Co. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.90%), 1.056%, 5/17/23	9,100,000	9,174,593
Wells Fargo Bank NA sr. unsec. FRN Ser. BKNT, 2.082%, 9/9/22	24,300,000	24,345,464
Wells Fargo Bank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 0.51%), 0.648%, 10/22/21	35,700,000	35,725,614
Westpac Banking Corp. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.85%), 0.969%, 1/11/22 (Australia)	21,400,000	21,478,043
Westpac Banking Corp. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.39%), 0.519%, 1/13/23 (Australia)	17,300,000	17,388,292
		4,388,399,773
Basic materials (0.4%)
FMC Corp. sr. unsec. unsub. notes 3.95%, 2/1/22	11,460,000	11,558,720
Georgia-Pacific, LLC 144A sr. unsec. notes 0.625%, 5/15/24	23,275,000	23,334,540
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 0.697%, 9/15/22	14,000,000	14,021,320
Nutrien, Ltd. sr. unsec. notes 1.90%, 5/13/23 (Canada)	15,600,000	15,973,717
		64,888,297
Capital goods (0.9%)
Honeywell International, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.37%), 0.532%, 8/8/22	28,000,000	28,118,322
Honeywell International, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.23%), 0.38%, 8/19/22	17,500,000	17,502,609
L3Harris Technologies, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.75%), 0.878%, 3/10/23	64,900,000	65,341,539
Otis Worldwide Corp. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.45%), 0.595%, 4/5/23	37,823,000	37,825,645
		148,788,115
Communication services (0.7%)
American Tower Corp. sr. unsec. notes 0.60%, 1/15/24 R	21,400,000	21,375,907
AT&T, Inc. sr. unsec. unsub. FRN (Secured Overnight Funding Rate + 0.64%), 0.69%, 3/25/24	33,300,000	33,376,252
Verizon Communications, Inc. sr. unsec. FRN (Secured Overnight Funding Rate + 0.50%), 0.55%, 3/22/24	30,615,000	30,818,838
Verizon Communications, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.00%), 1.118%, 3/16/22	24,750,000	24,896,515
		110,467,512
Conglomerates (0.5%)
Siemens Financieringsmaatschappij NV 144A company guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.61%), 0.728%, 3/16/22 (Netherlands)	37,850,000	38,005,618
Siemens Financieringsmaatschappij NV 144A company guaranty sr. unsec. FRN (Secured Overnight Funding Rate + 0.43%), 0.48%, 3/11/24 (Netherlands)	42,200,000	42,481,010
		80,486,628

32 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (53.2%)* cont.	Principal amount	Value
Consumer cyclicals (1.6%)
7-Eleven, Inc. 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.45%), 0.612%, 8/10/22	$23,250,000	$23,255,839
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.50%), 0.66%, 8/13/21	20,406,000	20,410,161
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (Secured Overnight Funding Rate + 0.53%), 0.58%, 4/1/24	24,200,000	24,407,007
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. notes 3.75%, 10/1/21	1,730,000	1,739,602
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.125%, 1/15/22	15,560,000	15,669,854
Toyota Motor Credit Corp. sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.29%), 0.428%, 10/7/21	32,100,000	32,114,276
Toyota Motor Credit Corp. sr. unsec. unsub. FRN Ser. MTN, (Secured Overnight Funding Rate + 0.34%), 0.39%, 10/14/22	18,500,000	18,549,395
Toyota Motor Credit Corp. sr. unsec. unsub. FRN Ser. MTN, (Secured Overnight Funding Rate + 0.33%), 0.38%, 1/11/24	55,600,000	55,812,315
Toyota Motor Credit Corp. sr. unsec. unsub. FRN Ser. MTN, (Secured Overnight Funding Rate + 0.32%), 0.37%, 4/6/23	32,700,000	32,788,617
Walt Disney Co. (The) company guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.25%), 0.385%, 9/1/21	26,000,000	26,006,353
		250,753,419
Consumer finance (2.3%)
Air Lease Corp. sr. unsec. FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.35%), 0.484%, 12/15/22	46,500,000	46,541,260
American Express Co. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.75%), 0.868%, 8/3/23	14,155,000	14,314,223
American Express Co. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.65%), 0.789%, 2/27/23	5,901,000	5,944,799
American Express Co. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.60%), 0.776%, 11/5/21	22,853,000	22,870,882
American Express Co. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.61%), 0.736%, 8/1/22	2,600,000	2,611,914
American Express Co. sr. unsec. notes 2.50%, 8/1/22	9,300,000	9,492,213
American Express Co. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.62%), 0.775%, 5/20/22	61,545,000	61,805,065
American Honda Finance Corp. sr. unsec. FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.42%), 0.548%, 9/8/23	19,000,000	19,109,773
American Honda Finance Corp. sr. unsec. FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.37%), 0.532%, 5/10/23	69,262,000	69,526,589
Capital One Financial Corp. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.95%), 1.073%, 3/9/22	4,355,000	4,374,823
Capital One Financial Corp. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.72%), 0.849%, 1/30/23	39,577,000	39,861,638
Capital One Financial Corp. sr. unsec. unsub. notes 3.05%, 3/9/22	7,680,000	7,791,416

Ultra Short Duration Income Fund 33

CORPORATE BONDS AND NOTES (53.2%)* cont.	Principal amount	Value
Consumer finance cont.
Discover Financial Services sr. unsec. unsub. notes 5.20%, 4/27/22	$10,064,000	$10,416,128
Synchrony Financial sr. unsec. notes 2.85%, 7/25/22	38,670,000	39,513,752
		354,174,475
Consumer staples (1.0%)
Constellation Brands, Inc. company guaranty sr. unsec. notes 3.20%, 2/15/23	2,480,000	2,581,970
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 4.50%, 8/16/21	2,825,000	2,829,213
General Mills, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.01%), 1.144%, 10/17/23	11,535,000	11,690,530
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 0.75%, 3/15/24	13,974,000	13,984,914
McDonald’s Corp. sr. unsec. FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.43%), 0.562%, 10/28/21	53,080,000	53,133,202
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	6,790,000	6,925,707
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. unsub. notes 2.00%, 10/28/21 (Netherlands)	26,318,000	26,388,795
Mondelez International, Inc. company guaranty sr. unsec. sub. notes 0.625%, 7/1/22	25,500,000	25,601,627
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24	13,931,000	13,892,790
		157,028,748
Energy (0.9%)
Chevron USA, Inc. company guaranty sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.20%), 0.36%, 8/11/23	42,293,000	42,398,150
Chevron USA, Inc. company guaranty sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.11%), 0.278%, 8/12/22	28,196,000	28,230,135
Plains All American Pipeline LP/PAA Finance Corp. sr. unsec. unsub. notes 3.65%, 6/1/22	26,001,000	26,463,293
Williams Cos Inc/The sr. unsec. notes 4.00%, 11/15/21	16,388,000	16,407,909
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.875%, 9/1/21	16,923,000	17,021,357
Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	3,723,000	3,776,394
		134,297,238
Financial (4.2%)
Bank of Nova Scotia (The) sr. unsec. FRN (Secured Overnight Funding Rate + 0.45%), 0.495%, 4/15/24 (Canada)	74,000,000	74,332,792
Bank of Nova Scotia (The) sr. unsec. notes 1.625%, 5/1/23 (Canada)	5,040,000	5,156,827
Bank of Nova Scotia (The) sr. unsec. unsub. FRN (Secured Overnight Funding Rate + 0.38%), 0.43%, 7/31/24 (Canada)	46,700,000	46,700,234
Bank of Nova Scotia (The) sr. unsec. unsub. FRN (Secured Overnight Funding Rate + 0.28%), 0.33%, 6/23/23 (Canada)	25,700,000	25,718,504

34 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (53.2%)* cont.	Principal amount	Value
Financial cont.
Bank of Nova Scotia (The) sr. unsec. unsub. FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 0.62%), 0.755%, 9/19/22 (Canada)	$5,096,000	$5,129,500
Credit Suisse Group AG 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.24%), 1.359%, 6/12/24 (Switzerland)	56,565,000	57,445,884
Intercontinental Exchange, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.65%), 0.769%, 6/15/23	65,500,000	65,419,304
Macquarie Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.45%), 0.60%, 11/24/21 (Australia)	33,250,000	33,290,362
Macquarie Group, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.35%), 1.496%, 3/27/24 (Australia)	28,323,000	28,795,286
Macquarie Group, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.02%), 1.155%, 11/28/23 (Australia)	6,582,000	6,641,227
Nasdaq, Inc. sr. unsec. notes 0.445%, 12/21/22	14,000,000	14,006,010
Secured Forward-Backed Note 2021-05 144A sr. FRN (BBA LIBOR USD 3 Month + 0.35%), 0.496%, 6/28/22	82,500,000	82,524,750
Secured Forward-Backed Note 2021-05 144A sr. FRN (BBA LIBOR USD 3 Month + 0.30%), 0.446%, 12/28/21	52,500,000	52,510,500
Secured Forward-Backed Note 2021-05 144A sr. unsub. FRN (BBA LIBOR USD 3 Month + 0.37%), 0.516%, 9/28/22	30,000,000	30,012,000
UBS Group AG 144A sr. unsec. FRN 2.859%, 8/15/23 (Switzerland)	46,684,000	47,831,061
UBS Group AG 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.22%), 1.37%, 5/23/23 (Switzerland)	15,030,000	15,164,065
UBS Group AG 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.95%), 1.106%, 8/15/23 (Switzerland)	50,313,000	50,737,987
UBS Group Funding (Switzerland) AG 144A company guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.53%), 1.656%, 2/1/22 (Switzerland)	20,587,000	20,745,426
		662,161,719
Health care (2.4%)
AbbVie, Inc. sr. unsec. FRN 0.799%, 11/21/22	22,961,000	23,107,293
AbbVie, Inc. sr. unsec. FRN 0.61%, 11/19/21	37,000,000	37,042,397
AbbVie, Inc. sr. unsec. notes 3.375%, 11/14/21	9,250,000	9,325,258
AbbVie, Inc. sr. unsec. sub. notes 5.00%, 12/15/21	20,984,000	21,103,918
AbbVie, Inc. sr. unsec. sub. notes 2.15%, 11/19/21	15,817,000	15,909,273
AstraZeneca PLC sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.67%), 0.821%, 8/17/23 (United Kingdom)	36,320,000	36,666,652
Becton Dickinson and Co. sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.03%), 1.161%, 6/6/22	45,451,000	45,799,966
Bristol-Myers Squibb Co. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.38%), 0.536%, 5/16/22	9,300,000	9,326,571
Cigna Corp. company guaranty sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.89%), 1.016%, 7/15/23	64,462,000	65,289,901
Gilead Sciences, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.15%), 0.275%, 9/17/21	19,000,000	19,002,762
Gilead Sciences, Inc. sr. unsec. notes 0.75%, 9/29/23	28,000,000	28,016,128
Stryker Corp. sr. unsec. notes 0.60%, 12/1/23	14,000,000	14,001,638
Zoetis, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.44%), 0.595%, 8/20/21	60,480,000	60,492,371
		385,084,128

Ultra Short Duration Income Fund 35

CORPORATE BONDS AND NOTES (53.2%)* cont.	Principal amount	Value
Insurance (4.1%)
AIG Global Funding 144A sr. unsub. FRN (Secured Overnight Funding Rate + 0.38%), 0.427%, 12/15/23	$37,000,000	$37,037,078
Jackson National Life Global Funding 144A FRN (Secured Overnight Funding Rate + 0.60%), 0.65%, 1/6/23	46,750,000	46,994,950
Jackson National Life Global Funding 144A sr. FRN (BBA LIBOR USD 3 Month + 0.73%), 0.876%, 6/27/22	33,784,000	33,970,164
MassMutual Global Funding II 144A FRN (Secured Overnight Funding Rate + 0.36%), 0.41%, 4/12/24	74,780,000	74,992,792
MassMutual Global Funding II 144A notes 2.25%, 7/1/22	7,440,000	7,581,457
MET Tower Global Funding 144A FRN (Secured Overnight Funding Rate + 0.55%), 0.60%, 1/17/23	13,300,000	13,384,867
MET Tower Global Funding 144A notes 0.55%, 7/13/22	23,000,000	23,055,346
Metropolitan Life Global Funding I 144A FRN (Secured Overnight Funding Rate + 0.57%), 0.62%, 1/13/23	31,350,000	31,551,894
Metropolitan Life Global Funding I 144A FRN (Secured Overnight Funding Rate + 0.32%), 0.37%, 1/7/24	27,300,000	27,362,927
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	7,400,000	7,538,824
New York Life Global Funding 144A FRN (BBA LIBOR USD 3 Month + 0.52%), 0.648%, 6/10/22	47,550,000	47,765,867
New York Life Global Funding 144A FRN (Secured Overnight Funding Rate + 0.36%), 0.41%, 10/21/23	9,500,000	9,530,571
New York Life Global Funding 144A FRN (Secured Overnight Funding Rate + 0.22%), 0.27%, 2/2/23	27,255,000	27,268,682
New York Life Global Funding 144A sr. FRN (BBA LIBOR USD 3 Month + 0.28%), 0.414%, 1/21/22	42,000,000	42,066,119
New York Life Global Funding 144A sr. notes (BBA LIBOR USD 3 Month + 0.28%), 0.399%, 1/10/23	56,750,000	56,907,839
Northwestern Mutual Global Funding 144A FRN (Secured Overnight Funding Rate + 0.33%), 0.38%, 3/25/24	27,995,000	28,045,263
Pacific Life Global Funding II 144A company guaranty sr. notes 0.50%, 9/23/23	28,215,000	28,332,525
Pacific Life Global Funding II 144A unsec. FRN (Secured Overnight Funding Rate + 0.38%), 0.43%, 4/12/24	47,055,000	47,106,422
Principal Life Global Funding II 144A FRN (Secured Overnight Funding Rate + 0.45%), 0.50%, 4/12/24	28,000,000	28,088,928
Protective Life Global Funding 144A notes 0.631%, 10/13/23	11,851,000	11,901,737
Trinity Acquisition PLC company guaranty sr. unsec. unsub. notes 3.50%, 9/15/21 (United Kingdom)	12,818,000	12,831,644
		643,315,896
Investment banking/Brokerage (3.6%)
Ares Capital Corp. sr. unsec. notes 3.625%, 1/19/22	13,057,000	13,197,042
Charles Schwab Corp. (The) sr. unsec. unsub. FRN (Secured Overnight Funding Rate + 0.50%), 0.55%, 3/18/24	60,160,000	60,627,117
Deutsche Bank AG sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.23%), 1.369%, 2/27/23 (Germany)	19,725,000	19,915,105
Deutsche Bank AG sr. unsec. unsub. notes 4.25%, 10/14/21 (Germany)	88,985,000	89,658,616

36 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (53.2%)* cont.	Principal amount	Value
Investment banking/Brokerage cont.
Goldman Sachs Group, Inc. (The) sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.05%), 1.181%, 6/5/23	$7,263,000	$7,313,610
Goldman Sachs Group, Inc. (The) sr. unsec. FRN (Secured Overnight Funding Rate + 0.58%), 0.624%, 3/8/24	37,850,000	37,975,822
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.78%), 0.909%, 10/31/22	533,000	533,852
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.75%), 0.90%, 2/23/23	63,153,000	63,694,349
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (Secured Overnight Funding Rate + 0.00%), 0.575%, 11/17/23	19,200,000	19,251,884
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (Secured Overnight Funding Rate + 0.50%), 0.547%, 9/10/24	37,185,000	37,203,730
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 0.481%, 1/27/23	16,920,000	16,900,711
Morgan Stanley sr. unsec. FRN Ser. GMTN, (Secured Overnight Funding Rate + 0.70%), 0.75%, 1/20/23	29,940,000	30,020,268
Morgan Stanley sr. unsec. FRN Ser. MTN, 0.56%, 11/10/23	18,500,000	18,531,553
Morgan Stanley sr. unsec. FRN Ser. MTN, 0.529%, 1/25/24	23,000,000	23,006,404
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, (BBA LIBOR USD 3 Month + 1.22%), 1.382%, 5/8/24	62,439,000	63,535,799
TD Ameritrade Holding Corp. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.43%), 0.556%, 11/1/21	70,400,000	70,447,899
		571,813,761
Real estate (0.2%)
Public Storage sr. unsec. FRN (Secured Overnight Funding Rate + 0.47%), 0.52%, 4/23/24	28,100,000	28,143,049
		28,143,049
Technology (0.1%)
Fidelity National Information Services, Inc. sr. unsec. notes 0.375%, 3/1/23	14,000,000	14,004,191
VMware, Inc. sr. unsec. notes 2.95%, 8/21/22	3,856,000	3,948,938
		17,953,129
Utilities and power (2.3%)
American Electric Power Co., Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.48%), 0.606%, 11/1/23	18,500,000	18,512,808
American Electric Power Co., Inc. sr. unsec. unsub. notes 0.75%, 11/1/23	9,500,000	9,507,113
Atmos Energy Corp. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.38%), 0.503%, 3/9/23	18,700,000	18,704,842
Dominion Energy, Inc. jr. unsec. sub. notes 2.715%, 8/15/21	10,451,000	10,455,494
Dominion Energy, Inc. sr. unsec. unsub. FRN Ser. D, (BBA LIBOR USD 3 Month + 0.53%), 0.649%, 9/15/23	20,688,000	20,699,498
Duke Energy Corp. sr. unsec. FRN (Secured Overnight Funding Rate + 0.25%), 0.296%, 6/10/23	18,629,000	18,631,939
Duke Energy Corp. sr. unsec. unsub. notes (BBA LIBOR USD 3 Month + 0.65%), 0.775%, 3/11/22	28,667,000	28,767,573

Ultra Short Duration Income Fund 37

CORPORATE BONDS AND NOTES (53.2%)* cont.	Principal amount	Value
Utilities and power cont.
Duke Energy Florida, LLC sr. unsec. FRN Ser. A, (BBA LIBOR USD 3 Month + 0.25%), 0.391%, 11/26/21	$14,825,000	$14,833,497
Duke Energy Progress, LLC sr. unsec. unsub. FRN Ser. A, (BBA LIBOR USD 3 Month + 0.18%), 0.335%, 2/18/22	19,200,000	19,200,347
Enbridge, Inc. company guaranty sr. unsec. FRN (Secured Overnight Funding Rate + 0.40%), 0.435%, 2/17/23 (Canada)	18,620,000	18,662,100
Florida Power & Light Co. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.38%), 0.512%, 7/28/23	28,390,000	28,391,280
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. FRN (Secured Overnight Funding Rate + 0.54%), 0.581%, 3/1/23	18,700,000	18,789,498
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.27%), 0.42%, 2/22/23	60,000,000	60,007,502
ONEOK Partners LP company guaranty sr. unsec. unsub. notes 3.375%, 10/1/22	6,520,000	6,688,913
Pacific Gas and Electric Co. notes 1.75%, 6/16/22	19,282,000	19,255,533
PPL Electric Utilities Corp. sr. FRN (Secured Overnight Funding Rate + 0.33%), 0.381%, 6/24/24	7,765,000	7,768,572
PPL Electric Utilities Corp. sr. unsub. FRN (BBA LIBOR USD 3 Month + 0.25%), 0.396%, 9/28/23	9,000,000	9,001,723
Public Service Enterprise Group, Inc. sr. unsec. unsub. notes 2.00%, 11/15/21	32,058,000	32,171,210
Xcel Energy, Inc. sr. unsec. notes 0.50%, 10/15/23	9,189,000	9,199,915
		369,249,357
Total corporate bonds and notes (cost $8,349,060,518)		$8,367,005,244

COMMERCIAL PAPER (26.2%)*	Yield (%)	Maturity date	Principal amount	Value
Alexandria Real Estate Equities, Inc.	0.150	8/4/21	$77,000,000	$76,998,182
Amcor Flexibles North America, Inc.	0.180	8/20/21	50,000,000	49,995,829
Amcor Flexibles North America, Inc.	0.180	8/16/21	21,000,000	20,998,483
Amcor Flexibles North America, Inc.	0.160	8/19/21	23,000,000	22,998,134
American Electric Power Co., Inc.	0.200	8/11/21	20,000,000	19,999,087
American Electric Power Co., Inc.	0.200	8/9/21	25,000,000	24,999,063
American Honda Finance Corp.	0.200	9/23/21	19,300,000	19,294,309
American Honda Finance Corp.	0.180	10/13/21	25,000,000	24,989,583
American Honda Finance Corp.	0.150	8/18/21	15,110,000	15,108,939
Arrow Electronics, Inc.	0.268	8/11/21	44,000,000	43,995,087
AT&T, Inc.	0.432	12/14/21	23,250,000	23,234,870
AT&T, Inc.	0.414	12/15/21	32,500,000	32,478,572
AT&T, Inc.	0.402	12/16/21	46,500,000	46,468,939
AT&T, Inc.	0.381	11/18/21	46,500,000	46,477,490
Aviation Capital Group, LLC	0.330	8/30/21	9,000,000	8,999,070
Aviation Capital Group, LLC	0.256	8/18/21	33,500,000	33,498,179
Aviation Capital Group, LLC	0.250	8/13/21	15,000,000	14,999,481
Aviation Capital Group, LLC	0.250	8/9/21	27,000,000	26,999,370
Aviation Capital Group, LLC	0.237	8/3/21	27,500,000	27,499,756

38 Ultra Short Duration Income Fund

COMMERCIAL PAPER (26.2%)* cont.	Yield (%)	Maturity date	Principal amount	Value
Baker Hughes Holdings, LLC	0.200	9/7/21	$70,000,000	$69,989,383
Banco Santander SA (Spain)	0.573	8/16/21	15,250,000	15,249,417
Banco Santander SA (Spain)	0.533	8/23/21	9,400,000	9,399,461
Cabot Corp.	0.300	8/31/21	51,015,000	51,008,153
Cabot Corp.	0.280	8/9/21	49,000,000	48,998,176
Cabot Corp.	0.280	8/4/21	12,000,000	11,999,782
Cabot Corp.	0.230	8/5/21	44,985,000	44,984,010
Cigna Corp.	0.401	9/23/21	5,000,000	4,998,373
Conagra Brands, Inc.	0.300	10/8/21	30,000,000	29,982,675
Conagra Brands, Inc.	0.260	8/27/21	37,000,000	36,991,683
Conagra Brands, Inc.	0.210	8/10/21	23,875,000	23,872,921
Conagra Brands, Inc.	0.210	8/2/21	22,000,000	21,999,479
Conagra Brands, Inc.	0.200	8/11/21	24,500,000	24,497,681
Crown Castle International Corp.	0.280	8/11/21	113,500,000	113,487,325
Crown Castle International Corp.	0.270	8/4/21	48,000,000	47,997,953
Dominion Energy South Carolina	0.240	8/4/21	28,000,000	27,999,421
Dominion Energy, Inc.	0.210	8/23/21	14,000,000	13,998,637
Eaton Capital Unlimited Co. (Ireland)	0.200	8/6/21	49,500,000	49,498,729
Eaton Capital Unlimited Co. (Ireland)	0.200	8/5/21	28,000,000	27,999,384
Eaton Capital Unlimited Co. (Ireland)	0.200	8/4/21	8,000,000	7,999,854
Eaton Corp.	0.180	8/2/21	64,950,000	64,949,291
Enbridge US, Inc.	0.200	8/9/21	24,000,000	23,999,100
Enbridge US, Inc.	0.210	8/12/21	26,000,000	25,998,704
Enbridge US, Inc.	0.192	8/20/21	43,500,000	43,496,346
Enbridge US, Inc.	0.190	8/25/21	15,000,000	14,998,407
Enbridge US, Inc.	0.190	8/23/21	31,000,000	30,996,983
Enel Finance America, LLC	0.300	1/28/22	23,150,000	23,121,794
Enel Finance America, LLC	0.290	1/12/22	44,000,000	43,952,321
Energy Transfer LP	0.350	8/2/21	93,000,000	92,997,644
Eni Finance USA, Inc.	0.260	8/3/21	14,250,000	14,249,842
Eni Finance USA, Inc.	0.219	8/13/21	29,000,000	28,998,872
Eni Finance USA, Inc.	0.240	8/9/21	12,317,000	12,316,658
ERP Operating LP	0.200	9/7/21	71,750,000	71,737,874
Fidelity National Information Services, Inc.	0.235	8/19/21	41,000,000	40,996,766
Fidelity National Information Services, Inc.	0.220	8/23/21	25,000,000	24,997,583
Fidelity National Information Services, Inc.	0.160	8/16/21	17,275,000	17,273,858
Fidelity National Information Services, Inc.	0.160	8/5/21	40,000,000	39,999,120
FMC Corp.	0.500	8/26/21	28,000,000	27,990,592
FMC Corp.	0.476	8/16/21	49,500,000	49,489,692
FMC Corp.	0.450	8/20/21	23,500,000	23,493,914
FMC Corp.	0.450	8/13/21	23,500,000	23,495,988
FMC Corp.	0.350	8/2/21	20,000,000	19,999,263
General Motors Financial Co., Inc.	0.420	8/19/21	9,500,000	9,498,074
General Motors Financial Co., Inc.	0.380	9/13/21	6,000,000	5,996,888
General Motors Financial Co., Inc.	0.309	8/12/21	19,500,000	19,497,697
General Motors Financial Co., Inc.	0.360	8/9/21	14,250,000	14,248,836
General Motors Financial Co., Inc.	0.360	8/2/21	8,250,000	8,249,825
General Motors Financial Co., Inc.	0.340	10/26/21	13,000,000	12,983,348
General Motors Financial Co., Inc.	0.340	10/13/21	15,000,000	14,984,844
General Motors Financial Co., Inc.	0.320	9/14/21	24,000,000	23,987,212

Ultra Short Duration Income Fund 39

COMMERCIAL PAPER (26.2%)* cont.	Yield (%)	Maturity date	Principal amount	Value
General Motors Financial Co., Inc.	0.320	8/30/21	$9,500,000	$9,496,720
General Motors Financial Co., Inc.	0.311	8/11/21	27,500,000	27,497,103
General Motors Financial Co., Inc.	0.280	8/4/21	8,000,000	7,999,714
Glencore Funding, LLC	0.270	10/6/21	24,500,000	24,486,441
Glencore Funding, LLC	0.250	9/8/21	21,200,000	21,193,334
Glencore Funding, LLC	0.244	10/12/21	64,500,000	64,460,888
Glencore Funding, LLC	0.240	10/7/21	46,500,000	46,473,887
Healthpeak Properties, Inc.	0.190	8/12/21	52,000,000	51,995,719
Healthpeak Properties, Inc.	0.190	8/5/21	31,000,000	30,999,318
Healthpeak Properties, Inc.	0.170	8/4/21	38,000,000	37,999,309
HSBC USA, Inc.	0.370	3/24/22	48,000,000	48,057,072
HSBC USA, Inc.	0.330	7/8/22	46,750,000	46,799,789
Humana, Inc.	0.260	10/21/21	21,500,000	21,484,237
Humana, Inc.	0.260	10/19/21	28,000,000	27,980,029
Humana, Inc.	0.260	8/26/21	5,000,000	4,998,894
Humana, Inc.	0.260	8/24/21	46,000,000	45,990,704
Humana, Inc.	0.260	8/19/21	19,500,000	19,496,913
Humana, Inc.	0.230	8/17/21	8,000,000	7,998,852
Humana, Inc.	0.230	8/16/21	32,000,000	31,995,648
Hyundai Capital America (South Korea)	0.210	10/1/21	23,500,000	23,493,749
Hyundai Capital America (South Korea)	0.160	8/11/21	45,000,000	44,998,395
Intesa Sanpaolo Funding, LLC (Spain)	0.240	11/26/21	20,000,000	19,965,688
Intesa Sanpaolo Funding, LLC (Spain)	0.240	11/23/21	45,000,000	44,925,035
Intesa Sanpaolo Funding, LLC (Spain)	0.240	11/22/21	17,000,000	16,971,924
Mid-America Apartments LP	0.150	8/5/21	20,000,000	19,999,560
Mid-America Apartments LP	0.150	8/4/21	20,000,000	19,999,636
National Grid North America, Inc.	0.160	8/16/21	46,000,000	45,996,937
National Grid PLC (United Kingdom)	0.170	8/26/21	35,000,000	34,996,141
Plains Midstream Canada ULC (Canada)	0.350	8/4/21	39,000,000	38,998,429
Plains Midstream Canada ULC (Canada)	0.330	8/3/21	32,000,000	31,998,969
Plains Midstream Canada ULC (Canada)	0.319	8/2/21	60,000,000	59,998,550
PPG Industries, Inc.	0.421	8/2/21	70,750,000	70,749,227
PPG Industries, Inc.	0.210	9/9/21	39,750,000	39,742,892
PPG Industries, Inc.	0.170	8/23/21	22,000,000	21,997,873
Realty Income Corp.	0.180	8/27/21	23,500,000	23,497,076
Rogers Communications, Inc. (Canada)	0.210	8/25/21	23,500,000	23,497,505
Schlumberger Holdings Corp.	0.472	8/13/21	23,750,000	23,749,169
Sempra Energy	0.170	8/11/21	18,750,000	18,749,144
Sempra Energy	0.170	8/9/21	13,000,000	12,999,513
Societe Generale SA (France)	0.248	12/10/21	18,000,000	18,008,244
Societe Generale SA (France)	0.229	12/3/21	46,500,000	46,516,740
Suncor Energy, Inc. (Canada)	0.240	8/26/21	9,500,000	9,498,946
Suncor Energy, Inc. (Canada)	0.230	10/4/21	14,500,000	14,495,109
Suncor Energy, Inc. (Canada)	0.210	8/9/21	10,000,000	9,999,625
Suncor Energy, Inc. (Canada)	0.200	8/17/21	14,250,000	14,248,988
Suncor Energy, Inc. (Canada)	0.200	8/16/21	15,750,000	15,748,951
Suncor Energy, Inc. (Canada)	0.200	8/6/21	8,000,000	7,999,795
TransCanada PipeLines, Ltd. (Canada)	0.200	9/20/21	19,000,000	18,995,362
TransCanada PipeLines, Ltd. (Canada)	0.190	8/10/21	24,500,000	24,498,982
UDR, Inc.	0.180	8/17/21	42,000,000	41,997,018

40 Ultra Short Duration Income Fund

COMMERCIAL PAPER (26.2%)* cont.	Yield (%)	Maturity date	Principal amount	Value
UDR, Inc.	0.180	8/13/21	$97,488,000	$97,482,730
UDR, Inc.	0.180	8/9/21	9,000,000	8,999,663
Viatris, Inc.	0.400	9/21/21	23,500,000	23,486,403
Viatris, Inc.	0.380	9/27/21	23,500,000	23,484,633
Viatris, Inc.	0.370	8/16/21	31,000,000	30,994,833
VW Credit, Inc.	0.200	8/25/21	24,550,000	24,547,394
VW Credit, Inc.	0.200	8/24/21	38,425,000	38,421,078
VW Credit, Inc.	0.170	9/9/21	22,000,000	21,996,066
VW Credit, Inc.	0.170	8/17/21	25,000,000	24,998,225
Waste Management, Inc.	0.452	9/10/21	47,000,000	46,991,336
Welltower, Inc.	0.160	8/18/21	32,500,000	32,497,581
Welltower, Inc.	0.150	8/17/21	37,000,000	36,997,410
Welltower, Inc.	0.150	8/3/21	25,000,000	24,999,636
Westpac Banking Corp. (Australia)	0.170	11/24/21	46,500,000	46,503,163
Westpac Banking Corp. (Australia)	0.170	11/24/21	16,000,000	16,001,088
Westpac Banking Corp. (Australia)	0.165	3/11/22	46,750,000	46,758,910
Total commercial paper (cost $4,113,672,997)				$4,113,880,148

ASSET-BACKED SECURITIES (9.9%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$36,188,000	$36,209,713
Bank of The West Auto Trust 144A
Ser. 18-1, Class A3, 3.43%, 12/15/22	538,210	538,941
Ser. 19-1, Class A3, 2.43%, 4/15/24	13,040,885	13,187,947
BMW Vehicle Owner Trust Ser. 20-A, Class A2, 0.39%, 2/27/23	2,129,153	2,130,060
Canadian Pacer Auto Receivables Trust 144A Ser. 20-1A, Class A2A, 1.77%, 11/21/22 (Canada)	3,210,635	3,217,372
Capital One Multi-Asset Execution Trust FRB Ser. 17-A2, Class A2, (1 Month US LIBOR + 0.41%), 0.503%, 1/15/25	14,850,000	14,886,565
CarMax Auto Owner Trust
Ser. 18-4, Class A3, 3.36%, 9/15/23	13,385,338	13,559,000
Ser. 18-1, Class A3, 2.48%, 11/15/22	593,286	593,868
Ser. 19-3, Class A3, 2.18%, 8/15/24	14,011,787	14,202,682
Ser. 20-1, Class A2, 1.87%, 4/17/23	2,941,620	2,948,933
Ser. 20-3, Class A3, 0.62%, 3/17/25	19,000,000	19,110,789
Ser. 21-1, Class A2A, 0.22%, 2/15/24	2,981,493	2,982,417
Carvana Auto Receivables Trust Ser. 20-P1, Class A2, 0.28%, 11/8/23	6,666,906	6,669,599
Cascade Funding Mortgage Trust 144A Ser. 21-HB6, Class A, 0.898%, 6/25/36 W	8,621,216	8,621,216
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB5, Class A, 0.801%, 2/25/31 W	17,375,632	17,203,179
Discover Card Execution Note Trust Ser. 17-A2, Class A2, 2.39%, 7/15/24	15,481,000	15,639,092
Finance of America HECM Buyout 144A Ser. 21-HB1, Class A, 0.875%, 2/25/31 W	8,074,503	8,074,503
Ford Credit Auto Owner Trust
Ser. 18-A, Class A4, 3.16%, 10/15/23	3,375,000	3,415,391
Ser. 19-B, Class A3, 2.23%, 10/15/23	9,617,114	9,706,216

Ultra Short Duration Income Fund 41

ASSET-BACKED SECURITIES (9.9%)* cont.	Principal amount	Value
Ford Credit Auto Owner Trust
Ser. 20-A, Class A3, 1.04%, 8/15/24	$36,000,000	$36,241,920
Ser. 20-B, Class A2, 0.50%, 2/15/23	4,318,281	4,321,023
Ser. 21-A, Class A2, 0.17%, 10/15/23	24,558,033	24,558,607
Ford Credit Floorplan Master Owner Trust
Ser. 18-3, Class A1, 3.52%, 10/15/23	39,385,000	39,657,603
Ser. 20-1, Class A1, 0.70%, 9/15/25	31,000,000	31,182,900
General Motors Financial Floorplan Owner Revolving Trust 144A
Ser. 18-4, Class A1, 3.50%, 9/15/23	445,000	446,787
Ser. 20-1, Class A, 0.68%, 8/15/25	26,500,000	26,664,539
GM Financial Automobile Leasing Trust
Ser. 20-3, Class A3, 0.45%, 8/21/23	20,870,000	20,916,799
Ser. 20-3, Class A2A, 0.35%, 11/21/22	10,856,558	10,855,798
GM Financial Consumer Automobile Receivables Trust
Ser. 18-4, Class A3, 3.21%, 10/16/23	10,969,086	11,085,743
Ser. 18-3, Class A3, 3.02%, 5/16/23	2,247,980	2,264,001
Ser. 20-4, Class A3, 0.38%, 8/18/25	3,000,000	3,010,206
Ser. 20-3, Class A2, 0.35%, 7/17/23	4,300,485	4,302,104
Ser. 21-1, Class A2, 0.23%, 11/16/23	17,090,437	17,095,181
Golden Credit Card Trust 144A
Ser. 18-4A, Class A, 3.44%, 8/15/25	1,250,000	1,328,698
FRB Ser. 17-4A, Class A, (1 Month US LIBOR + 0.52%), 0.613%, 7/15/24	22,680,000	22,789,036
Honda Auto Receivables Owner Trust
Ser. 18-3, Class A3, 2.95%, 8/22/22	1,173,881	1,178,945
Ser. 19-4, Class A2, 1.86%, 6/20/22	153,855	153,970
Ser. 19-4, Class A3, 1.83%, 1/18/24	8,328,000	8,417,100
Ser. 20-2, Class A3, 0.82%, 7/15/24	12,500,000	12,576,525
Ser. 20-3, Class A3, 0.37%, 10/18/24	12,500,000	12,523,753
Ser. 21-2, Class A2, 0.17%, 11/15/23	10,000,000	10,000,019
Ser. 21-1, Class A2, 0.16%, 7/21/23	20,500,000	20,500,371
Hyundai Auto Lease Securitization Trust 144A Ser. 20-B, Class A2, 0.36%, 1/17/23	12,484,326	12,492,228
Hyundai Auto Receivables Trust Ser. 20-B, Class A2, 0.38%, 3/15/23	6,992,664	6,997,629
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%), 0.989%, 10/25/53	15,023,000	15,023,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.889%, 11/25/53	8,972,000	8,972,000
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%), 0.839%, 4/25/55	30,633,000	30,633,000
FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.792%, 2/25/55	26,582,000	26,582,000
Mercedes-Benz Auto Receivables Trust
Ser. 18-1, Class A3, 3.03%, 1/17/23	961,518	965,902
Ser. 19-1, Class A3, 1.94%, 3/15/24	28,575,604	28,865,807
Mortgage Repurchase Agreement Financing Trust FRB Ser. 20-4, Class A1, (1 Month US LIBOR + 1.35%), 1.45%, 4/23/23	19,742,000	19,749,670

42 Ultra Short Duration Income Fund

ASSET-BACKED SECURITIES (9.9%)* cont.	Principal amount	Value
Mortgage Repurchase Agreement Financing Trust 144A FRB Ser. 20-5, Class A1, (1 Month US LIBOR + 1.00%), 1.10%, 8/10/23	$27,573,000	$27,581,876
MRA Issuance Trust 144A
FRB Ser. 21-EBO1, Class A1X, (1 Month US LIBOR + 1.75%), 1.85%, 10/8/21	45,251,000	45,251,000
FRB Ser. 21-EBO4, Class A1X, (1 Month US LIBOR + 1.75%), 1.842%, 2/16/22	49,013,000	49,013,000
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 1.793%, 4/22/22	51,544,000	51,544,000
FRB Ser. 21-NA1, Class A1X, (1 Month US LIBOR + 1.50%), 1.591%, 3/8/22	50,895,000	50,895,000
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.30%, 8/15/22	45,609,000	45,609,000
FRB Ser. 21-8, Class A1X, (1 Month US LIBOR + 1.15%), 1.25%, 10/15/21	45,586,000	45,586,000
FRB Ser. 21-14, Class A1X, (1 Month US LIBOR + 1.25%), 1.243%, 2/15/22	47,539,000	47,539,000
FRB Ser. 21-11, Class A1X, (1 Month US LIBOR + 1.15%), 1.243%, 1/25/22	32,045,000	32,045,000
MSG III Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.841%, 6/25/54	11,886,000	11,886,000
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.839%, 5/25/55	17,008,000	17,037,424
Nissan Auto Lease Trust Ser. 20-B, Class A2, 0.34%, 12/15/22	16,935,923	16,948,575
Nissan Auto Receivables Owner Trust
Ser. 19-A, Class A3, 2.90%, 10/16/23	7,841,488	7,930,569
Ser. 19-B, Class A3, 2.50%, 11/15/23	16,499,620	16,714,501
Ser. 17-B, Class A4, 1.95%, 10/16/23	3,876,419	3,879,073
Ser. 19-C, Class A3, 1.93%, 7/15/24	19,921,108	20,132,392
Santander Consumer Auto Receivables Trust 144A
Ser. 20-BA, Class A4, 0.54%, 4/15/25	8,925,000	8,952,078
Ser. 20-BA, Class A2, 0.38%, 2/15/23	3,751,666	3,752,818
Ser. 21-AA, Class A2, 0.23%, 11/15/23	7,298,220	7,300,039
Santander Retail Auto Lease Trust 144A Ser. 20-B, Class A2, 0.42%, 11/20/23	6,269,458	6,280,476
Securitized Term Auto Receivables Trust 144A Ser. 19-1A, Class A3, 2.986%, 2/27/23 (Canada)	3,013,296	3,037,940
Station Place Securitization Trust 144A
FRB Ser. 20-15, Class A, (1 Month US LIBOR + 1.37%), 1.459%, 12/10/21	49,539,000	49,539,000
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.889%, 4/25/22	51,131,000	51,131,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), 0.854%, 8/8/22	48,657,000	48,657,000
FRB Ser. 21-WL2, Class A, (1 Month US LIBOR + 0.70%), 0.789%, 3/25/54	31,964,000	31,964,000
FRB Ser. 21-WL1, Class A, (1 Month US LIBOR + 0.65%), 0.742%, 1/26/54	31,964,000	31,964,000

Ultra Short Duration Income Fund 43

ASSET-BACKED SECURITIES (9.9%)* cont.	Principal amount	Value
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month US LIBOR + 0.60%), 0.689%, 1/25/46	$1,292,628	$1,286,269
Toyota Auto Receivables Owner Trust
Ser. 18-D, Class A4, 3.30%, 2/15/24	2,200,000	2,264,910
Ser. 18-C, Class A4, 3.13%, 2/15/24	6,852,000	7,007,727
Ser. 18-C, Class A3, 3.02%, 12/15/22	5,733,488	5,768,866
Ser. 19-B, Class A3, 2.57%, 8/15/23	1,240,473	1,254,137
Ser. 17-D, Class A4, 2.12%, 2/15/23	2,685,701	2,693,838
Ser. 17-C, Class A4, 1.98%, 12/15/22	442,582	442,915
Ser. 20-B, Class A3, 1.36%, 8/15/24	35,000,000	35,375,760
Ser. 20-C, Class A2, 0.36%, 2/15/23	7,073,073	7,076,068
Ser. 21-A, Class A2, 0.16%, 7/17/23	14,979,339	14,979,609
UNIFY Auto Receivables Trust 144A Ser. 21-1A, Class A2, 0.39%, 2/15/24	22,908,347	22,919,801
Volkswagen Auto Loan Enhanced Trust Ser. 20-1, Class A3, 0.98%, 11/20/24	10,000,000	10,068,869
World Omni Auto Receivables Trust
Ser. 18-C, Class A3, 3.13%, 11/15/23	12,334,523	12,456,669
Ser. 18-A, Class A, 2.50%, 4/17/23	910,703	915,147
Ser. 21-A, Class A2, 0.17%, 2/15/24	27,428,345	27,428,715
Total asset-backed securities (cost $1,550,077,365)		$1,549,360,408

MORTGAGE-BACKED SECURITIES (4.9%)*	Principal amount	Value
Agency collateralized mortgage obligations (—%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 1619, Class PZ, 6.50%, 11/15/23	$14,204	$14,853
REMICs Ser. 3724, Class CM, 5.50%, 6/15/37	81,926	94,231
REMICs Ser. 3316, Class CD, 5.50%, 5/15/37	29,347	33,978
REMICs Ser. 3539, Class PM, 4.50%, 5/15/37	8,861	9,619
REMICs Ser. 3611, PO, zero %, 7/15/34	26,814	25,305
Federal National Mortgage Association
REMICs Ser. 11-60, Class PA, 4.00%, 10/25/39	6,337	6,895
REMICs Ser. 03-43, Class YA, 4.00%, 3/25/33	5,778	5,783
REMICs Ser. 10-81, Class AP, 2.50%, 7/25/40	27,392	27,865
REMICs FRB Ser. 10-90, Class GF, (1 Month US LIBOR + 0.50%), 0.589%, 8/25/40	278,370	278,796
REMICs FRB Ser. 06-74, Class FL, (1 Month US LIBOR + 0.35%), 0.439%, 8/25/36	169,338	169,987
REMICs FRB Ser. 05-63, Class FC, (1 Month US LIBOR + 0.25%), 0.339%, 10/25/31	379,257	380,491
Government National Mortgage Association Ser. 09-32, Class AB, 4.00%, 5/16/39	7,514	8,109
		1,055,912
Residential mortgage-backed securities (non-agency) (4.9%)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-R5, Class M1, (1 Month US LIBOR + 0.87%), 0.959%, 7/25/34	606,744	606,744
FRB Ser. 05-R7, Class M2, (1 Month US LIBOR + 0.75%), 0.839%, 9/25/35	554,058	554,008

44 Ultra Short Duration Income Fund

MORTGAGE-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 05-R11, Class M2, (1 Month US LIBOR + 0.71%), 0.794%, 1/25/36	$7,525,352	$7,514,718
Angel Oak Mortgage Trust I, LLC 144A
Ser. 19-1, Class A1, 3.92%, 11/25/48 W	5,449,666	5,524,327
FRB Ser. 18-3, Class A1, 3.649%, 9/25/48 W	4,278,934	4,304,442
Ser. 19-4, Class A1, 2.993%, 7/26/49 W	12,885,165	12,992,112
Angel Oak Mortgage Trust LLC 144A Ser. 20-3, Class A1, 1.691%, 4/25/65 W	24,926,501	25,175,766
Arroyo Mortgage Trust 144A
Ser. 19-2, Class A1, 3.347%, 4/25/49 W	8,353,197	8,510,050
Ser. 19-3, Class A1, 2.962%, 10/25/48 W	10,705,339	10,874,505
Bear Stearns Asset Backed Securities I Trust FRB Ser. 07-HE7, Class 1A1, (1 Month US LIBOR + 1.00%), 1.089%, 10/25/37	2,891,891	2,892,617
Bellemeade Re, Ltd. 144A FRB Ser. 18-1A, Class M1B, (1 Month US LIBOR + 1.60%), 1.689%, 4/25/28 (Bermuda)	6,347,194	6,392,554
BRAVO Residential Funding Trust 144A
Ser. 19-1, Class A1C, 3.50%, 3/25/58	4,480,471	4,583,364
Ser. 19-NQM2, Class A1, 2.748%, 11/25/59 W	12,640,006	12,833,398
Ser. 19-NQM1, Class A1, 2.666%, 7/25/59 W	7,776,130	7,835,762
Ser. 20-NQM1, Class A1, 1.449%, 5/25/60 W	11,535,975	11,647,090
Ser. 21-NQM1, Class A1, 0.941%, 2/25/49 W	7,584,218	7,594,889
FRB Ser. 21-HE1, Class A1, (US 30 Day Average SOFR + 0.75%), 0.80%, 1/25/70	16,498,395	16,764,861
Carrington Mortgage Loan Trust FRB Ser. 06-RFC1, Class A4, (1 Month US LIBOR + 0.48%), 0.569%, 3/25/36	3,597,608	3,582,327
CIT Mortgage Loan Trust 144A FRB Ser. 07-1, Class 2A3, (1 Month US LIBOR + 1.45%), 1.539%, 10/25/37	1,201,356	1,206,716
Citigroup Mortgage Loan Trust 144A Ser. 19-IMC1, Class A1, 2.72%, 7/25/49 W	1,458,871	1,466,930
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-WFH1, Class M4, (1 Month US LIBOR + 0.75%), 0.839%, 1/25/36	2,179,333	2,177,928
COLT Funding, LLC 144A
Ser. 19-4, Class A1, 2.579%, 11/25/49 W	11,967,158	12,001,378
Ser. 21-3R, Class A1, 1.051%, 12/25/64 W	7,044,725	7,044,725
COLT Mortgage Loan Trust 144A
FRB Ser. 20-1, Class A1, 2.488%, 2/25/50 W	6,233,906	6,269,652
Ser. 20-1R, Class A1, 1.255%, 9/25/65 W	5,545,443	5,567,625
Countrywide Asset-Backed Certificates
FRB Ser. 05-BC3, Class M4, (1 Month US LIBOR + 1.50%), 1.589%, 6/25/35	1,766,295	1,771,034
FRB Ser. 05-BC5, Class M3, (1 Month US LIBOR + 0.75%), 0.839%, 1/25/36	1,257,807	1,258,001
Countrywide Asset-Backed Certificates Trust FRB Ser. 05-BC4, Class M6, (1 Month US LIBOR + 1.05%), 1.139%, 8/25/35	258,741	258,612
Credit Suisse Mortgage Capital Certificates 144A FRB Ser. 20-SPT1, Class A1, 1.616%, 4/25/65	7,920,418	7,955,901

Ultra Short Duration Income Fund 45

MORTGAGE-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Credit Suisse Mortgage Trust 144A Ser. 20-AFC1, Class A1, 2.24%, 2/25/50 W	$6,010,376	$6,094,346
Credit-Based Asset Servicing and Securitization, LLC FRB Ser. 05-CB7, Class M1, (1 Month US LIBOR + 0.62%), 0.704%, 11/25/35	1,720,537	1,712,364
CSMC Trust 144A
Ser. 19-NQM1, Class A1, 2.656%, 10/25/59	11,999,936	12,191,351
Ser. 15-2R, Class 7A3, 2.458%, 8/27/36 W	2,209,449	2,225,559
CWABS Asset-Backed Certificates Trust
FRB Ser. 04-10, Class MV3, (1 Month US LIBOR + 1.13%), 1.214%, 12/25/34	3,698,045	3,679,388
FRB Ser. 05-3, Class MV5, (1 Month US LIBOR + 1.01%), 1.094%, 8/25/35	1,420,935	1,419,489
FRB Ser. 05-4, Class MV4, (1 Month US LIBOR + 0.96%), 1.049%, 10/25/35	673,069	673,617
FRB Ser. 04-AB2, Class M2, (1 Month US LIBOR + 0.86%), 0.944%, 5/25/36	607,908	607,908
Deephaven Residential Mortgage Trust 144A Ser. 19-4A, Class A1, 2.791%, 10/25/59 W	2,767,996	2,785,434
Ellington Financial Mortgage Trust 144A
Ser. 19-2, Class A1, 2.739%, 11/25/59 W	7,821,754	7,967,238
Ser. 20-2, Class A1, 1.178%, 10/25/65 W	3,790,025	3,807,080
Encore Credit receivables Trust
FRB Ser. 05-3, Class M3, (1 Month US LIBOR + 0.77%), 0.854%, 10/25/35	2,057,317	2,052,380
FRB Ser. 05-4, Class M3, (1 Month US LIBOR + 0.71%), 0.794%, 1/25/36	6,275,994	6,280,956
EquiFirst Mortgage Loan Trust FRB Ser. 05-1, Class M3, (1 Month US LIBOR + 0.48%), 0.809%, 4/25/35	1,510,627	1,510,143
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3, (1 Month US LIBOR + 4.75%), 4.842%, 10/25/24	1,105,881	1,115,596
Structured Agency Credit Risk Debt FRN Ser. 14-HQ1, Class M3, (1 Month US LIBOR + 4.10%), 4.189%, 8/25/24	1,058,801	1,065,419
Structured Agency Credit Risk Debt FRN Ser. 16-DNA4, Class M3, (1 Month US LIBOR + 3.80%), 3.889%, 3/25/29	3,967,744	4,109,392
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2, (1 Month US LIBOR + 3.25%), 3.339%, 7/25/29	24,951,787	25,629,442
Structured Agency Credit Risk Debt FRN Ser. 17-HQA3, Class M2, (1 Month US LIBOR + 2.35%), 2.439%, 4/25/30	4,362,065	4,461,825
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M2, (1 Month US LIBOR + 1.35%), 1.439%, 3/25/29	42,552	42,539
Structured Agency Credit Risk Debt FRN Ser. 17-HQA2, Class M2AS, (1 Month US LIBOR + 1.05%), 1.139%, 12/25/29	23,750,907	23,735,944

46 Ultra Short Duration Income Fund

MORTGAGE-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M1, (1 Month US LIBOR + 0.75%), 0.839%, 3/25/30	$151,420	$151,420
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2AR, (1 Month US LIBOR + 0.75%), 0.839%, 3/25/30	13,169,500	13,003,281
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M2, (1 Month US LIBOR + 1.25%), 1.339%, 2/25/47	5,134,207	5,140,022
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.089%, 2/25/47	14,000,000	13,985,366
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class M1, (1 Month US LIBOR + 0.80%), 0.889%, 12/25/30	187,187	187,187
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M1, (1 Month US LIBOR + 0.75%), 0.839%, 10/25/48	49,225	49,225
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M1, (1 Month US LIBOR + 0.75%), 0.839%, 9/25/48	4,263	4,262
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 6.839%, 8/25/28	9,711,738	10,279,844
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.089%, 9/25/28	10,798,708	11,341,042
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.089%, 7/25/25	1,407,082	1,425,771
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2, (1 Month US LIBOR + 4.55%), 4.639%, 2/25/25	705,540	708,034
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%), 4.339%, 1/25/29	2,879,123	3,004,576
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2A, (1 Month US LIBOR + 4.25%), 4.339%, 1/25/29	1,123,775	1,130,133
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, (1 Month US LIBOR + 4.00%), 4.089%, 5/25/25	1,968,425	1,984,234
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 2.989%, 7/25/24	3,435,679	3,503,911
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2, (1 Month US LIBOR + 2.60%), 2.689%, 5/25/24	1,060,095	1,070,153

Ultra Short Duration Income Fund 47

MORTGAGE-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
First Franklin Mortgage Loan Trust
FRB Ser. 04-FF7, Class M1, (1 Month US LIBOR + 0.87%), 0.959%, 9/25/34	$689,049	$685,673
FRB Ser. 05-FFH4, Class M1, (1 Month US LIBOR + 0.72%), 0.809%, 12/25/35	1,224,360	1,224,360
FRB Ser. 05-FF9, Class A4, (1 Month US LIBOR + 0.72%), 0.809%, 10/25/35	1,016,240	1,016,050
FRB Ser. 05-FF12, Class M1, (1 Month US LIBOR + 0.68%), 0.764%, 11/25/36	442,773	441,317
FRB Ser. 06-FF3, Class A2C, (1 Month US LIBOR + 0.58%), 0.669%, 2/25/36	6,693,643	6,697,643
FRB Ser. 06-FF7, Class 1A, (1 Month US LIBOR + 0.28%), 0.369%, 5/25/36	7,607,066	7,545,724
FWD Securitization Trust 144A
Ser. 19-INV1, Class A1, 2.81%, 6/25/49 W	6,947,080	7,135,770
FRB Ser. 20-INV1, Class A1, 2.24%, 1/25/50 W	4,523,183	4,610,028
Galton Funding Mortgage Trust 144A
Ser. 18-2, Class A41, 4.50%, 10/25/58 W	686,476	687,573
Ser. 19-2, Class A22, 3.50%, 6/25/59 W	8,262,223	8,376,229
Ser. 18-1, Class A43, 3.50%, 11/25/57 W	79,662	79,463
Ser. 19-H1, Class A1, 2.657%, 10/25/59 W	2,159,848	2,206,326
GCAT Trust 144A
Ser. 19-NQM2, Class A1, 2.855%, 9/25/59	10,643,774	10,700,748
Ser. 19-NQM3, Class A1, 2.686%, 11/25/59 W	5,427,978	5,565,645
GCAT, LLC 144A Ser. 19-NQM1, Class A1, 2.985%, 2/25/59	9,912,114	9,960,007
GS Mortgage-Backed Securities Trust 144A Ser. 20-NQM1, Class A1, 1.382%, 9/27/60 W	3,628,709	3,641,410
GSAA Home Equity Trust
FRB Ser. 05-8, Class A3, (1 Month US LIBOR + 0.86%), 0.949%, 6/25/35	2,503,334	2,503,334
FRB Ser. 06-2, Class 2A4, (1 Month US LIBOR + 0.62%), 0.709%, 12/25/35	5,051,046	5,055,622
GSAMP Trust FRB Ser. 06-HE7, Class A2D, (1 Month US LIBOR + 0.23%), 0.319%, 10/25/46	577,339	553,784
Home Equity Asset Trust
FRB Ser. 06-1, Class M2, (1 Month US LIBOR + 0.46%), 0.779%, 4/25/36	6,898,230	6,894,786
FRB Ser. 06-4, Class 1A1, (1 Month US LIBOR + 0.16%), 0.409%, 8/25/36	4,408,789	4,393,744
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 1.689%, 10/25/28 (Bermuda)	2,462,849	2,467,836
HomeBanc Mortgage Trust FRB Ser. 05-4, Class A1, (1 Month US LIBOR + 0.54%), 0.629%, 10/25/35	3,756,784	3,750,793
Homeward Opportunities Fund I Trust 144A
Ser. 18-2, Class A1, 3.985%, 11/25/58 W	4,257,507	4,330,691
Ser. 19-2, Class A1, 2.702%, 9/25/59 W	6,481,101	6,518,691
Ser. 19-3, Class A1, 2.675%, 11/25/59 W	9,675,451	9,767,895
Ser. 20-2, Class A1, 1.657%, 5/25/65 W	6,724,134	6,761,285
JPMorgan Mortgage Acquisition Corp. FRB Ser. 05-OPT2, Class M2, (1 Month US LIBOR + 0.68%), 0.764%, 12/25/35	975,871	975,710

48 Ultra Short Duration Income Fund

MORTGAGE-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
JPMorgan Mortgage Acquisition Trust
FRB Ser. 07-CH2, Class MV1, (1 Month US LIBOR + 0.28%), 0.369%, 1/25/37	$6,660,000	$6,625,728
FRB Ser. 07-CH4, Class A4, (1 Month US LIBOR + 0.16%), 0.249%, 1/25/36	7,675	7,673
JPMorgan Resecuritization Trust 144A Ser. 14-1, Class 7A1, 3.00%, 6/26/35	2,653,618	2,664,164
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class M1, (1 Month US LIBOR + 0.75%), 0.839%, 2/25/34	423,127	422,390
MASTR Asset-Backed Securities Trust FRB Ser. 06-FRE1, Class A4, (1 Month US LIBOR + 0.58%), 0.669%, 12/25/35	709,969	698,131
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-AR1, Class M1, (1 Month US LIBOR + 0.75%), 0.839%, 6/25/36	375,084	374,955
MFA Trust 144A Ser. 21-NQM1, Class A1, 1.153%, 4/25/65 W	16,690,945	16,675,694
MFRA Trust 144A Ser. 20-NQM1, Class A1, 1.479%, 3/25/65 W	3,576,635	3,604,576
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 06-NC1, Class M1, (1 Month US LIBOR + 0.57%), 0.659%, 12/25/35	8,242,140	8,246,185
Nationstar Home Equity Loan Trust FRB Ser. 07-B, Class 2AV4, (1 Month US LIBOR + 0.32%), 0.409%, 4/25/37	4,165,025	4,121,390
New Century Home Equity Loan Trust FRB Ser. 05-C, Class A2D, (1 Month US LIBOR + 0.68%), 0.769%, 12/25/35	1,339,172	1,339,460
New Residential Mortgage Loan Trust 144A
Ser. 19-NQM4, Class A1, 2.492%, 9/25/59 W	5,144,795	5,211,678
Ser. 20-NQM1, Class A1, 2.464%, 1/26/60 W	2,911,324	2,951,501
FRB Ser. 18-4A, Class 4A, (1 Month US LIBOR + 0.75%), 0.839%, 1/25/48	6,670,520	6,679,731
Nomura Home Equity Loan, Inc./Home Equity Loan Trust FRB Ser. 05-FM1, Class M2, (1 Month US LIBOR + 0.74%), 0.824%, 5/25/35	766,099	763,358
Nomura Resecuritization Trust 144A FRB Ser. 15-8R, Class 4A1, (1 Month US LIBOR + 2.00%), 2.116%, 11/25/47	62,759	62,603
Onslow Bay Financial, LLC Trust 144A FRB Ser. 20-EXP3, Class 2A1, (1 Month US LIBOR + 0.90%), 0.989%, 1/25/60	1,214,726	1,218,552
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Asset Backed Pass-Through Certificates FRB Ser. 04-MHQ1, Class M3, (1 Month US LIBOR + 1.28%), 1.364%, 12/25/34	2,984,821	2,989,849
Radnor Re, Ltd. 144A FRB Ser. 19-1, Class M1B, (1 Month US LIBOR + 1.95%), 2.039%, 2/25/29 (Bermuda)	3,851,475	3,863,835
RASC Series Trust FRB Ser. 06-KS6, Class A4, (1 Month US LIBOR + 0.25%), 0.339%, 8/25/36	4,563,322	4,521,455
Residential Asset Mortgage Products Trust
FRB Ser. 05-RS2, Class M4, (1 Month US LIBOR + 1.08%), 1.169%, 2/25/35	2,118,523	2,128,121
FRB Ser. 05-RS6, Class M4, (1 Month US LIBOR + 0.98%), 1.064%, 6/25/35	1,861,939	1,880,558

Ultra Short Duration Income Fund 49

MORTGAGE-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Residential Asset Securities Corp., Trust
FRB Ser. 05-KS1, Class M2, (1 Month US LIBOR + 0.75%), 1.214%, 2/25/35	$1,697,423	$1,681,438
FRB Ser. 04-KS10, Class M1, (1 Month US LIBOR + 0.90%), 0.989%, 11/25/34	2,987,621	2,978,146
FRB Ser. 06-KS3, Class M1, (1 Month US LIBOR + 0.33%), 0.584%, 4/25/36	3,113,804	3,113,804
FRB Ser. 06-KS7, Class A4, (1 Month US LIBOR + 0.24%), 0.329%, 9/25/36	488,003	485,585
Residential Mortgage Loan Trust 144A
Ser. 19-2, Class A1, 2.913%, 5/25/59 W	1,388,707	1,402,594
Ser. 19-3, Class A1, 2.633%, 9/25/59 W	7,230,681	7,318,119
Securitized Asset Backed Receivables, LLC Trust FRB Ser. 06-CB1, Class AV1, (1 Month US LIBOR + 0.48%), 0.569%, 1/25/36	6,599,609	6,556,125
SG Residential Mortgage Trust 144A Ser. 19-3, Class A1, 2.703%, 9/25/59 W	769,760	773,249
Soundview Home Loan Trust
FRB Ser. 05-OPT3, Class M1, (1 Month US LIBOR + 0.47%), 0.794%, 11/25/35	6,822,563	6,827,184
FRB Ser. 06-OPT1, Class 2A4, (1 Month US LIBOR + 0.27%), 0.359%, 3/25/36	2,457,653	2,455,997
Spruce Hill Mortgage Loan Trust 144A Ser. 19-SH1, Class A1, 3.395%, 4/29/49 W	5,309,510	5,357,296
Starwood Mortgage Residential Trust 144A
FRB Ser. 18-IMC2, Class A1, 4.121%, 10/25/48 W	7,216,081	7,282,252
FRB Ser. 20-2, Class A1, 2.718%, 4/25/60 W	15,508,398	15,684,738
Ser. 19-INV1, Class A1, 2.61%, 9/27/49 W	6,100,453	6,175,495
Starwood Residential Mortgage Trust 144A Ser. 21-1, Class A1, 1.219%, 5/25/65 W	12,663,683	12,698,224
Structured Asset Investment Loan Trust
FRB Ser. 04-7, Class A7, (1 Month US LIBOR + 0.84%), 0.929%, 8/25/34	769,693	767,698
FRB Ser. 05-HE3, Class M1, (1 Month US LIBOR + 0.72%), 0.809%, 9/25/35	5,232,290	5,218,073
Structured Asset Investment Loan Trust 144A FRB Ser. 05-1, Class M2, (1 Month US LIBOR + 0.72%), 0.809%, 2/25/35	875,888	873,620
Structured Asset Securities Corp Mortgage Loan Trust FRB Ser. 06-OPT1, Class A5, (1 Month US LIBOR + 0.26%), 0.349%, 4/25/36	1,047,299	1,041,307
Structured Asset Securities Corp. FRB Ser. 05-WF1, Class M1, (1 Month US LIBOR + 0.66%), 0.749%, 2/25/35	2,373,704	2,374,441
Structured Asset Securities Corp. Mortgage Loan Trust
FRB Ser. 05-NC2, Class M5, (1 Month US LIBOR + 0.93%), 1.019%, 5/25/35	2,900,000	2,903,795
FRB Ser. 05-NC2, Class M4, (1 Month US LIBOR + 0.71%), 0.794%, 5/25/35	1,739,618	1,741,004
FRB Ser. 06-WF1, Class M4, (1 Month US LIBOR + 0.65%), 0.734%, 2/25/36	1,953,000	1,955,953

50 Ultra Short Duration Income Fund

MORTGAGE-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Structured Asset Securities Corp. Mortgage Loan Trust 144A FRB Ser. 06-GEL3, Class A3, (1 Month US LIBOR + 0.60%), 0.689%, 7/25/36	$458,909	$458,517
Towd Point HE Trust 144A
FRB Ser. 19-HE1, Class A1, (1 Month US LIBOR + 0.90%), 0.989%, 4/25/48	3,925,498	3,926,944
Ser. 21-HE1, Class A1, 0.918%, 2/25/63 W	2,839,609	2,879,136
Towd Point Mortgage Trust 144A
Ser. 15-2, Class 2M1, 3.75%, 11/25/57 W	3,500,000	3,557,372
Ser. 18-1, Class A1, 3.00%, 1/25/58 W	7,853,316	8,060,383
Ser. 17-3, Class A1, 2.75%, 7/25/57 W	6,430,559	6,550,865
FRB Ser. 19-HY1, Class A1, (1 Month US LIBOR + 1.00%), 1.092%, 10/25/48	8,568,265	8,621,603
FRB Ser. 19-HY2, Class A1, (1 Month US LIBOR + 1.00%), 1.089%, 5/25/58	1,042,747	1,049,696
Verus Securitization Trust 144A
Ser. 19-INV2, Class A1, 2.913%, 7/25/59 W	16,225,426	16,429,969
Ser. 19-3, Class A1, 2.784%, 7/25/59	5,647,402	5,715,965
Ser. 19-INV3, Class A1, 2.692%, 11/25/59 W	5,672,910	5,772,240
Ser. 19-4, Class A1, 2.642%, 11/25/59	15,332,708	15,620,598
Ser. 20-1, Class A1, 2.417%, 1/25/60	3,794,114	3,849,065
Ser. 20-5, Class A1, 1.218%, 5/25/65	11,981,484	12,010,029
Wells Fargo Home Equity Asset-Backed Securities Trust FRB Ser. 05-3, Class M6, (1 Month US LIBOR + 1.01%), 1.094%, 11/25/35	1,585,000	1,582,154
		772,648,304
Total mortgage-backed securities (cost $772,302,008)		$773,704,216

CERTIFICATES OF DEPOSIT (3.8%)*	Yield (%)	Maturity date	Principal amount	Value
Bank of Montreal/Chicago, IL FRN (Canada)	0.174	3/4/22	$34,500,000	$34,502,352
Bank of Montreal/Chicago, IL FRN (Canada)	0.168	3/16/22	20,000,000	20,002,598
Bank of Nova Scotia/Houston FRN	0.260	12/9/21	23,300,000	23,311,595
Canadian Imperial Bank of Commerce/New York, NY FRN	0.248	1/3/22	46,500,000	46,521,564
Cooperatieve Rabobank UA/NY FRN (Netherlands)	0.434	9/24/21	28,500,000	28,513,427
Credit Suisse AG/New York, NY FRN	0.300	7/19/22	23,250,000	23,208,498
Deutsche Bank AG/New York, NY FRN (Germany)	0.770	2/16/22	46,500,000	46,624,172
Morgan Stanley Bank, NA FRN	0.343	12/2/21	47,000,000	47,030,503
Natixis SA/New York, NY FRN (France)	0.300	12/10/21	32,500,000	32,520,964
Nordea Bank ABP/New York, NY FRN	0.470	11/19/21	57,000,000	57,056,074
Nordea Bank ABP/New York, NY FRN	0.362	1/28/22	20,585,000	20,608,060
Standard Chartered Bank/New York FRN	0.237	4/25/22	25,000,000	25,003,501
Standard Chartered Bank/New York FRN	0.222	3/18/22	49,000,000	49,000,104
Sumitomo Mitsui Banking Corp./New York FRN (Japan)	0.546	11/5/21	38,000,000	38,035,975
Svenska Handelsbanken/New York, NY FRN (Sweden)	0.398	1/6/22	47,000,000	47,052,466
Toronto-Dominion Bank/NY FRN (Canada)	0.250	5/24/22	51,000,000	51,025,042
Total certificates of deposit (cost $589,660,130)				$590,016,895

Ultra Short Duration Income Fund 51

ASSET-BACKED COMMERCIAL PAPER (0.9%)*	Yield (%)	Maturity date	Principal amount	Value
Arabella Finance, LLC	0.366	8/6/21	$29,000,000	$28,998,365
Arabella Finance, LLC	0.320	10/15/21	5,000,000	4,996,621
Arabella Finance, LLC	0.320	10/4/21	760,000	759,565
Arabella Finance, LLC	0.300	8/18/21	16,000,000	15,997,526
Arabella Finance, LLC	0.300	8/10/21	15,000,000	14,998,671
Arabella Finance, LLC	0.300	8/4/21	2,750,000	2,749,889
Arabella Finance, LLC	0.280	10/6/21	4,000,000	3,997,635
Romulus Funding Corp.	0.270	8/25/21	31,000,000	30,987,753
Romulus Funding Corp.	0.270	8/12/21	30,000,000	29,994,150
Romulus Funding Corp.	0.260	8/18/21	14,000,000	13,995,988
Total asset-backed commercial paper (cost $147,489,739)				$147,476,163

REPURCHASE AGREEMENTS (0.6%)*	Principal amount	Value
Interest in $75,000,000 tri-party term repurchase agreement dated 7/30/2021 with BNP Paribas, 0.250% (collateralized by Corporate Debt Securities with coupon rates ranging from 2.625% to 6.900% and due dates ranging from 3/2/2027 to 3/23/2055, valued at $78,751,763) (France) Ŧ EG	$75,000,000	$75,000,000
Interest in $25,000,000 tri-party term repurchase agreement dated 7/30/2021 with Royal Bank of Canada, 0.30% (collateralized by Corporate Debt Securities and U.S. Treasuries (including strips) with coupon rates ranging from 0.000% to 7.500% and due dates ranging from 10/30/2025 to 2/2/2065, valued at $26,249,918) (Canada) Ŧ EG	25,000,000	25,000,000
Total repurchase agreements (cost $100,000,000)		$100,000,000

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.6%)*	Yield (%)	Maturity date	Principal amount	Value
Federal Farm Credit Banks Funding Corporation unsec. FRB	0.470	11/7/22	$93,000,000	$93,461,120
Total U.S. government agency obligations (cost $93,000,000)				$93,461,120

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (—%)*	Principal amount	Value
U.S. Government Agency Mortgage Obligations (—%)
Federal National Mortgage Association Pass-Through Certificates
6.00%, 5/1/23	$311	$316
5.50%, 11/1/23	9	9
Total U.S. government and agency mortgage obligations (cost $346)		$325

TOTAL INVESTMENTS
Total investments (cost $15,715,263,103)	$15,734,904,519

Key to holding’s abbreviations
BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

52 Ultra Short Duration Income Fund

GMTN	Global Medium Term Notes
MTN	Medium Term Notes
PO	Principal Only

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2020 through July 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $15,718,194,562.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Ŧ	Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.
EG	Maturity date of the repurchase agreement is thirty-five days from the purchase date unless both parties agree to roll the transaction. Maturity value of the repurchase agreement will equal the principal amount of the repurchase agreement plus interest.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	69.1%	Sweden	1.2%
Canada	7.8	Switzerland	1.2
United Kingdom	5.3	Germany	1.0
Japan	3.1	Italy	0.6
Netherlands	2.9	Ireland	0.5
France	2.6	Other	1.2
Australia	2.1	Total	100.0%
Spain	1.4

Ultra Short Duration Income Fund 53

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$147,476,163	$—
Asset-backed securities	—	1,151,766,695	397,593,713
Certificates of deposit	—	590,016,895	—
Commercial paper	—	4,113,880,148	—
Corporate bonds and notes	—	8,367,005,244	—
Mortgage-backed securities	—	773,704,216	—
Repurchase agreements	—	100,000,000	—
U.S. government agency obligations	—	93,461,120	—
U.S. government and agency mortgage obligations	—	325	—
Totals by level	$—	$15,337,310,806	$397,593,713
The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of 7/31/20	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of 7/31/21
Asset-backed securities	$—	$—	$—	$(112)	$361,384,112	$—	$36,209,713	$—	$397,593,713
Totals	$—	$—	$—	$(112)	$361,384,112	$—	$36,209,713	$—	$397,593,713
† Transfers during the reporting period include valuations provided by a single broker quote. .
# Includes $(112) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

54 Ultra Short Duration Income Fund

Statement of assets and liabilities 7/31/21

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $15,715,263,103)	$15,734,904,519
Cash	115,844
Interest and other receivables	21,116,275
Receivable for shares of the fund sold	65,932,890
Receivable for investments sold	56,505,399
Prepaid assets	302,256
Total assets	15,878,877,183

LIABILITIES
Payable for investments purchased	115,935,747
Payable for shares of the fund repurchased	39,279,056
Payable for compensation of Manager (Note 2)	1,576,042
Payable for custodian fees (Note 2)	97,305
Payable for investor servicing fees (Note 2)	1,575,357
Payable for Trustee compensation and expenses (Note 2)	488,039
Payable for administrative services (Note 2)	49,986
Payable for distribution fees (Note 2)	578,917
Distributions payable to shareholders	400,209
Other accrued expenses	701,963
Total liabilities	160,682,621

Net assets	$15,718,194,562

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$15,718,638,010
Total distributable earnings (Note 1)	(443,448)
Total — Representing net assets applicable to capital shares outstanding	$15,718,194,562

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share
($6,611,459,108 divided by 655,692,754 shares)	$10.08
Net asset value and offering price per class B share ($326,235 divided by 32,386 shares)*	$10.07
Net asset value and offering price per class C share ($22,030,785 divided by 2,187,296 shares)*	$10.07
Net asset value and redemption price per class N share ($14,369,418 divided by 1,426,555 shares)	$10.07
Offering price per class N share (100/98.50 of $10.07)**	$10.22
Net asset value, offering price and redemption price per class R share
($4,206,696 divided by 417,773 shares)	$10.07
Net asset value, offering price and redemption price per class R6 share
($121,669,178 divided by 12,050,447 shares)	$10.10
Net asset value, offering price and redemption price per class Y share
($8,944,133,142 divided by 886,101,163 shares)	$10.09

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

** On single retail sales of less than $50,000. On sales of more than $50,000 the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Ultra Short Duration Income Fund 55

Statement of operations Year ended 7/31/21

INVESTMENT INCOME
Interest (including interest income of $343,887 from investments in affiliated issuers) (Note 5)	$128,939,509
Total investment income	128,939,509

EXPENSES
Compensation of Manager (Note 2)	46,112,816
Investor servicing fees (Note 2)	10,011,903
Custodian fees (Note 2)	169,613
Trustee compensation and expenses (Note 2)	734,466
Distribution fees (Note 2)	7,531,622
Administrative services (Note 2)	439,680
Other	2,957,714
Fees waived and reimbursed by Manager (Note 2)	(9,760,247)
Total expenses	58,197,567
Expense reduction (Note 2)	(73,730)
Net expenses	58,123,837

Net investment income	70,815,672

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Securities from unaffiliated issuers (Notes 1 and 3)	11,328,393
Total net realized gain	11,328,393
Change in net unrealized depreciation on:
Securities from unaffiliated issuers	(3,076,142)
Total change in net unrealized depreciation	(3,076,142)

Net gain on investments	8,252,251

Net increase in net assets resulting from operations	$79,067,923

The accompanying notes are an integral part of these financial statements.

56 Ultra Short Duration Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/21	Year ended 7/31/20
Operations
Net investment income	$70,815,672	$297,228,905
Net realized gain (loss) on investments	11,328,393	(30,651,897)
Change in net unrealized appreciation (depreciation)
of investments	(3,076,142)	13,528,394
Net increase in net assets resulting from operations	79,067,923	280,105,402
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(26,949,735)	(146,658,777)
Class B	(60)	(2,458)
Class C	(5,433)	(320,368)
Class M	—	(21,536)
Class N	(42,991)	(271,300)
Class R	(1,003)	(69,003)
Class R6	(509,506)	(1,634,148)
Class Y	(43,702,486)	(149,079,410)
Decrease from capital share transactions (Note 4)	(666,017,332)	(54,611,578)
Total decrease in net assets	(658,160,623)	(72,563,176)

NET ASSETS
Beginning of year	16,376,355,185	16,448,918,361
End of year	$15,718,194,562	$16,376,355,185

The accompanying notes are an integral part of these financial statements.

Ultra Short Duration Income Fund 57

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
July 31, 2021	$10.08	.04	—[e]	.04	(.04)	—	(.04)	$10.08	.36	$6,611,459.40		.37	63
July 31, 2020	10.05	.17	.03	.20	(.17)	—	(.17)	10.08	2.01	7,373,343.40		1.73	53
July 31, 2019	10.05	.25	—[e]	.25	(.25)	—[e]	(.25)	10.05	2.53	8,257,742.40		2.50	27
July 31, 2018	10.06	.17	(.01)	.16	(.17)	—[e]	(.17)	10.05	1.61	6,002,162.40		1.71	36
July 31, 2017	10.04	.10	.02	.12	(.10)	—	(.10)	10.06	1.17	3,843,494.40		.99	45
Class B
July 31, 2021	$10.07	—[e]	—[e]	—[e]	—[e]	—	—[e]	$10.07	.02	$326	.74[f]	.02[f]	63
July 31, 2020	10.04	.13	.03	.16	(.13)	—	(.13)	10.07	1.61	258.80		1.21	53
July 31, 2019	10.04	.21	—[e]	.21	(.21)	—[e]	(.21)	10.04	2.13	68.80		2.10	27
July 31, 2018	10.04	.13	—[e]	.13	(.13)	—[e]	(.13)	10.04	1.31	1,529.80		1.27	36
July 31, 2017	10.02	.06	.02	.08	(.06)	—	(.06)	10.04	.76	1,751.80		.55	45
Class C
July 31, 2021	$10.07	—[e]	—[e]	—[e]	—[e]	—	—[e]	$10.07	.02	$22,031	.75[f]	.02[f]	63
July 31, 2020	10.04	.13	.03	.16	(.13)	—	(.13)	10.07	1.61	27,790.80		1.24	53
July 31, 2019	10.04	.21	—[e]	.21	(.21)	—[e]	(.21)	10.04	2.13	19,754.80		2.10	27
July 31, 2018	10.04	.13	—[e]	.13	(.13)	—[e]	(.13)	10.04	1.31	15,434.80		1.21	36
July 31, 2017	10.02	.06	.02	.08	(.06)	—	(.06)	10.04	.76	24,162.80		.57	45
Class N
July 31, 2021	$10.07	.02	—[e]	.02	(.02)	—	(.02)	$10.07	.21	$14,369.55		.22	63
July 31, 2020	10.04	.15	.03	.18	(.15)	—	(.15)	10.07	1.86	19,303.55		1.48	53
July 31, 2019 †	10.03	.18	.01	.19	(.18)	—[e]	(.18)	10.04	1.94*	13,070	.42*	1.81*	27
Class R
July 31, 2021	$10.07	—[e]	—[e]	—[e]	—[e]	—	—[e]	$10.07	.02	$4,207	.75[f]	.02[f]	63
July 31, 2020	10.04	.13	.03	.16	(.13)	—	(.13)	10.07	1.61	5,118.80		1.30	53
July 31, 2019	10.04	.21	—[e]	.21	(.21)	—[e]	(.21)	10.04	2.13	5,411.80		2.09	27
July 31, 2018	10.05	.13	(.01)	.12	(.13)	—[e]	(.13)	10.04	1.21	5,019.80		1.26	36
July 31, 2017	10.02	.06	.03	.09	(.06)	—	(.06)	10.05	.86	4,178.80		.58	45
Class R6
July 31, 2021	$10.09	.05	.01	.06	(.05)	—	(.05)	$10.10	.57	$121,669.29		.46	63
July 31, 2020	10.06	.18	.03	.21	(.18)	—	(.18)	10.09	2.12	92,676.29		1.80	53
July 31, 2019	10.06	.26	—[e]	.26	(.26)	—[e]	(.26)	10.06	2.64	97,971.29		2.68	27
July 31, 2018	10.07	.18	(.01)	.17	(.18)	—[e]	(.18)	10.06	1.72	3,680.29		1.75	36
July 31, 2017	10.05	.11	.02	.13	(.11)	—	(.11)	10.07	1.27	3,151.29		1.08	45
Class Y
July 31, 2021	$10.09	.05	—[e]	.05	(.05)	—	(.05)	$10.09	.46	$8,944,133.30		.46	63
July 31, 2020	10.06	.18	.03	.21	(.18)	—	(.18)	10.09	2.11	8,857,867.30		1.79	53
July 31, 2019	10.06	.26	—[e]	.26	(.26)	—[e]	(.26)	10.06	2.63	8,052,123.30		2.61	27
July 31, 2018	10.07	.18	(.01)	.17	(.18)	—[e]	(.18)	10.06	1.71	4,952,524.30		1.82	36
July 31, 2017	10.05	.11	.02	.13	(.11)	—	(.11)	10.07	1.27	2,925,780.30		1.09	45

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58 Ultra Short Duration Income Fund	Ultra Short Duration Income Fund 59

Financial highlights cont.

* Not annualized.

† For the period November 1, 2018 (commencement of operations) to July 31, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class A	0.06%	0.09%	0.14%	0.14%	0.15%
Class B	0.06	0.09	0.14	0.14	0.15
Class C	0.06	0.09	0.14	0.14	0.15
Class N	0.06	0.09	0.10	N/A	N/A
Class R	0.06	0.09	0.14	0.14	0.15
Class R6	0.06	0.09	0.14	0.14	0.15
Class Y	0.06	0.09	0.14	0.14	0.15

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waiver, the expenses reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

7/31/21
Class B	0.06%
Class C	0.05
Class R	0.05

The accompanying notes are an integral part of these financial statements.

60 Ultra Short Duration Income Fund

Notes to financial statements 7/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2020 through July 31, 2021.

Putnam Ultra Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B (only in exchange for class B shares of another Putnam fund), class C, class N, class R, class R6 and class Y shares. Class A, B, C, R, R6, and Y share classes are sold without a front-end sales charge. Class N shares are sold with an initial sales charge of up to 1.50%. Class A, class N, class R, class R6 and class Y shares also are generally not subject to a contingent deferred sales charge. Class B shares convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares are not available to all investors. The expenses for class A, class B, class C, class N and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class R6 and class Y shares are generally subject to the same expenses as class A, class B, class C, class N and class R shares, but do not bear a distribution fee. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Ultra Short Duration Income Fund 61

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal

62 Ultra Short Duration Income Fund

to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $105,001,681 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$19,380,085	$296,623	$19,676,708

Ultra Short Duration Income Fund 63

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $485,897 to decrease distributions in excess of net investment income and $485,897 to decrease paid-in capital.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$28,167,019
Unrealized depreciation	(8,533,552)
Net unrealized appreciation	19,633,467
Capital loss carryforward	(19,676,708)
Cost for federal income tax purposes	$15,715,271,052

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,
0.390%	of the next $5 billion,	0.220%	of the next $50 billion,
0.340%	of the next $10 billion,	0.210%	of the next $100 billion and
0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.273% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2022, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.24% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $9,744,349 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the

64 Ultra Short Duration Income Fund

reporting period, the fund’s expenses were reduced by $15,898 as a result of this limit. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived
Class B	$187
Class C	13,338
Class R	2,373
Total	$15,898

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class N, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$4,356,686	Class R	2,796
Class B	197	Class R6	54,402
Class C	15,814	Class Y	5,570,477
Class N	11,531	Total	$10,011,903

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $73,730 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $10,312, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Ultra Short Duration Income Fund 65

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.10%	$7,325,070
Class B	0.75%	0.50%	1,663
Class C	1.00%	0.50%	132,935
Class N	1.00%	0.25%	48,454
Class R	1.00%	0.50%	23,500
Total			$7,531,622

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $264 from the sale of class N shares and received no monies and $40 in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund, respectively.

A deferred sales charge of up to 1.00% for class A shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $65 in contingent deferred sales charges from redemptions of class A shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$6,821,470,705	$6,598,393,996
U.S. government securities (Long-term)	—	—
Total	$6,821,470,705	$6,598,393,996

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	399,194,704	$4,026,832,544	753,578,499	$7,571,828,404
Shares issued in connection with
reinvestment of distributions	2,646,112	26,689,388	14,565,154	146,148,394
	401,840,816	4,053,521,932	768,143,653	7,717,976,798
Shares repurchased	(477,737,205)	(4,818,972,338)	(858,188,077)	(8,584,097,825)
Net decrease	(75,896,389)	$(765,450,406)	(90,044,424)	$(866,121,027)

66 Ultra Short Duration Income Fund

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	26,094	$263,012	32,369	$323,987
Shares issued in connection with
reinvestment of distributions	5	55	244	2,441
	26,099	263,067	32,613	326,428
Shares repurchased	(19,321)	(194,671)	(13,812)	(138,487)
Net increase	6,778	$68,396	18,801	$187,941

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	1,019,066	$10,269,451	1,933,117	$19,377,511
Shares issued in connection with
reinvestment of distributions	512	5,161	31,677	317,419
	1,019,578	10,274,612	1,964,794	19,694,930
Shares repurchased	(1,592,760)	(16,049,463)	(1,172,141)	(11,734,358)
Net increase (decrease)	(573,182)	$(5,774,851)	792,653	$7,960,572

			YEAR ENDED 7/31/20*
Class M			Shares	Amount
Shares sold			118,437	$1,189,109
Shares issued in connection with reinvestment of distributions			1,625	16,313
			120,062	1,205,422
Shares repurchased			(396,889)	(3,984,763)
Net decrease			(276,827)	$(2,779,341)

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class N	Shares	Amount	Shares	Amount
Shares sold	531,438	$5,354,413	2,045,617	$20,401,196
Shares issued in connection with
reinvestment of distributions	4,241	42,738	27,073	271,298
	535,679	5,397,151	2,072,690	20,672,494
Shares repurchased	(1,026,317)	(10,342,502)	(1,457,204)	(14,534,292)
Net increase (decrease)	(490,638)	$(4,945,351)	615,486	$6,138,202

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	315,832	$3,181,477	219,393	$2,200,621
Shares issued in connection with
reinvestment of distributions	96	969	6,718	67,328
	315,928	3,182,446	226,111	2,267,949
Shares repurchased	(406,603)	(4,096,872)	(256,662)	(2,554,382)
Net decrease	(90,675)	$(914,426)	(30,551)	$(286,433)

Ultra Short Duration Income Fund 67

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	7,728,408	$78,066,540	4,736,113	$47,571,268
Shares issued in connection with
reinvestment of distributions	50,261	507,799	162,942	1,637,353
	7,778,669	78,574,339	4,899,055	49,208,621
Shares repurchased	(4,910,390)	(49,605,627)	(5,451,428)	(54,707,359)
Net increase (decrease)	2,868,279	$28,968,712	(552,373)	$(5,498,738)

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	819,260,036	$8,272,859,782	1,036,435,643	$10,414,654,047
Shares issued in connection with
reinvestment of distributions	3,496,348	35,307,960	12,669,457	127,253,934
	822,756,384	8,308,167,742	1,049,105,100	10,541,907,981
Shares repurchased	(814,605,090)	(8,226,137,148)	(971,505,141)	(9,736,120,735)
Net increase	8,151,294	$82,030,594	77,599,959	$805,787,246

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/20	cost	proceeds	income	of 7/31/21
Short-term investments
Putnam Short Term
Investment Fund*	$365,382,337	$2,462,886,324	$2,828,268,661	$343,887	$—
Total Short-term
investments	$365,382,337	$2,462,886,324	$2,828,268,661	$343,887	$—

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuation. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

68 Ultra Short Duration Income Fund

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Royal Bank of
	BNP Paribas	Canada	Total
Assets:
Repurchase agreements **	$75,000,000	$25,000,000	$100,000,000
Total Assets	$75,000,000	$25,000,000	$100,000,000
Liabilities:
Total Liabilities	$—	$—	$—
Total Financial and Derivative Net Assets	$75,000,000	$25,000,000	$100,000,000
Total collateral received (pledged)†##	$75,000,000	$25,000,000
Net amount	$—	$—
Controlled collateral received (including
TBA commitments)**	$—	$—	$—
Uncontrolled collateral received	$78,751,763	$26,249,918	$105,001,681
Collateral (pledged) (including TBA commitments)**	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Ultra Short Duration Income Fund 69

Note 8: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

70 Ultra Short Duration Income Fund

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

Ultra Short Duration Income Fund 71

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler
Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018
Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

72 Ultra Short Duration Income Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Ultra Short Duration Income Fund 73

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

74 Ultra Short Duration Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

Ultra Short Duration Income Fund 75

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2035 Fund
Putnam Retirement Advantage 2030 Fund
Dynamic Asset Allocation Balanced Fund	Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® Maturity Fund
RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

76 Ultra Short Duration Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Officers	Denere P. Poulack
Boston, MA 02110	Robert L. Reynolds	Assistant Vice President,
	President	Assistant Clerk, and
Custodian		Assistant Treasurer
State Street Bank	James F. Clark
and Trust Company	Vice President, Chief Compliance	Janet C. Smith
	Officer, and Chief Risk Officer	Vice President,
Legal Counsel		Principal Financial Officer,
Ropes & Gray LLP	Nancy E. Florek	Principal Accounting Officer,
	Vice President, Director of	and Assistant Treasurer
Independent Registered	Proxy Voting and Corporate
Public Accounting Firm	Governance, Assistant Clerk,	Stephen J. Tate
PricewaterhouseCoopers LLP	and Assistant Treasurer	Vice President and
Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

This report is for the information of shareholders of Putnam Ultra Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2021	$175,199	$ —	$7,132	$ —
July 31, 2020	$282,728	$ —	$7,132	$ —

For the fiscal years ended July 31, 2021 and July 31, 2020, the fund's independent auditor billed aggregate non-audit fees in the amounts of $316,432 and $352,974 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2021	$ —	$309,300	$ —	$ —
July 31, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not Applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 28, 2021